As filed with the Securities and Exchange Commission on February 19, 2020

Securities Act File No. 333-235834

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John M. Perlowski

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

55 East 52nd Street, New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Janey Ahn, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: shares of beneficial interest, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Common Stockholders of BlackRock Muni New York Intermediate Duration Fund, Inc.

2.	Questions and Answers for Common Stockholders of BlackRock Muni New York Intermediate Duration Fund, Inc.

3.	Notice of Special Meeting of Stockholders of BlackRock Muni New York Intermediate Duration Fund, Inc.

4.

Proxy Statement/Prospectus relating to the proposed merger of BlackRock Muni New York Intermediate Duration Fund, Inc. with and into a wholly-owned subsidiary of BlackRock New York Municipal Opportunities Fund, a series of BlackRock Multi-State Municipal Series Trust

5.

Statement of Additional Information relating to the proposed merger of BlackRock Muni New York Intermediate Duration Fund, Inc. with and into a wholly-owned subsidiary of BlackRock New York Municipal Opportunities Fund, a series of BlackRock Multi-State Municipal Series Trust

6.	Part C Information

7.	Exhibits

BLACKROCK MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

February [●], 2020

Dear Common Stockholder:

You are cordially invited to attend a special meeting of holders of common stock (“common shares” and the holders thereof, “common shareholders”) and preferred stock (“preferred shares” and the holders thereof, “preferred shareholders”) (the “Special Meeting”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”), which will be held on April 1, 2020 at 10:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

At the Special Meeting, common shareholders and preferred shareholders (collectively, “shareholders”) will be asked to consider and vote as a single class upon a proposal to approve an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of the Target Fund, a Maryland corporation and a closed-end management investment company, with BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), a series of BlackRock Multi-State Municipal Series Trust, a Massachusetts business trust and an open-end management investment company (the “Merger”). The Merger would be effected by merging the Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund, which has been formed for the sole purpose of consummating the Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the Merger. The Acquiring Fund has a substantially similar investment objective and similar investment strategies, policies and restrictions as the Target Fund, although there are some differences.

The enclosed Proxy Statement/Prospectus is only being delivered to the Target Fund’s common shareholders. The preferred shareholders of the Target Fund are also entitled to vote as a separate class with respect to the proposal to approve the Merger Agreement. The Target Fund is delivering to its preferred stockholders a separate proxy statement with respect to such proposal.

The proposed Merger is described in more detail in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Target Fund approve the Merger Agreement at the Meeting, the Merger is expected to be completed in the second quarter of 2020.

The Board of Directors of the Target Fund believes that the Merger is in the best interests of the Target Fund and its shareholders and unanimously recommends that you vote “FOR” the proposed Merger Agreement.

We encourage you to carefully review the enclosed materials, which explain the proposed Merger Agreement in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your common shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of the methods described above, you may be called by Georgeson, LLC, the Target Fund’s proxy solicitor, to vote your common shares.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

QUESTIONS AND ANSWERS

Important Information for Common Stockholders

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why am I receiving the enclosed Proxy Statement/Prospectus?

A:

You are a holder of shares of common stock (“common shares” and the holders thereof, “common shareholders”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (NYSE Ticker: MNE) (the “Target Fund”), a closed-end management investment company organized as a Maryland corporation. The Target Fund’s common shareholders and the holders of the Target Fund’s shares of variable rate demand preferred stock (“preferred shares” and the holders thereof, “preferred shareholders”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “Merger Agreement”) among the Target Fund, BlackRock Multi-State Municipal Series Trust (the “Acquiring Trust”), on behalf of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund,” and, together with the Target Fund, the “Funds”) and a wholly-owned subsidiary of the Acquiring Fund (the “Merger Sub”), providing for the merger of the Target Fund with and into the Merger Sub (the “Merger”). The Acquiring Fund is an existing series of the Acquiring Trust, an open-end management investment company organized as a Massachusetts business trust. The Merger Sub has been formed for the sole purpose of consummating the Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the Merger.

The Acquiring Fund, following completion of the Merger, may be referred to herein as the “Combined Fund.”

Preferred shareholders of the Target Fund are also entitled to vote as a separate class on the proposal to approve the Merger Agreement and are being asked to vote through a separate proxy statement.

The Target Fund’s Board of Directors (the “Target Board”) unanimously recommends that you vote “FOR” the proposed Merger Agreement.

Q:	Why is the Merger being recommended by the Target Board?

A:

After careful consideration, the Directors of the Target Board have unanimously determined that the proposed Merger is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Merger. In particular, the Target Board has determined, among other things, that common shareholders of the Target Fund may benefit from (i) the ability to achieve liquidity for their common shares at net asset value, while being invested in the Acquiring Fund, which has a substantially similar investment objective and similar investment strategies as the Target Fund, (ii) the combination of the Target Fund’s assets with the significantly larger asset base of the Acquiring Fund, and (iii) the lower expense ratio of the Combined Fund following the Merger.

The Target Board also considered that at the Target Fund’s annual meeting of common shareholders and preferred shareholders (collectively, “shareholders”) held on July 18, 2019, Target Fund shareholders approved a non-binding shareholder proposal that requested that the Target Board consider taking the necessary steps to commence a tender offer for all of the Target Fund’s common shares at or close to net asset value per share and if, at the conclusion of the tender offer, more than 50% of the Target Fund’s outstanding common shares are submitted for tender, cancel the tender offer and either liquidate the Target Fund or convert it to an open-end fund (the “Non-Binding Shareholder Proposal”). The Target Board currently believes that authorizing such a significant tender offer would have adverse consequences for the Target Fund and its shareholders because it could significantly reduce the Target Fund’s size, force the Target Fund to liquidate a large portion of its portfolio securities to pay for tendered shares (if the tender offer were not cancelled under the terms of the Non-Binding Shareholder Proposal), and lead to a material increase in the Target Fund’s expense ratio, while potentially having little or no long-term impact on the level of the discount at which the Target Fund’s common shares trade relative to their net asset value. The

Target Board believes that the Merger would provide Target Fund common shareholders with the same liquidity that would be available upon conversion of the Target Fund into an open-end fund, which was one of the possibilities contemplated by the Non-Binding Shareholder Proposal, with the added benefits that may be derived from the larger scale of the Combined Fund.

See “Synopsis—Background and Reasons for the Proposed Merger” and “Information About the Merger—Board Approval of the Merger” in the enclosed Proxy Statement/Prospectus for additional information regarding the Target Board’s considerations in approving the Merger.

Q:	How will the Merger work?

A:

Subject to the approval of the shareholders of the Target Fund, the Merger Agreement provides for the merger of the Target Fund with and into the Merger Sub pursuant to which the Target Fund’s common shares will be converted into newly issued Investor A shares of the Acquiring Fund.

Common shareholders of the Target Fund at the time of the Merger will become holders of Investor A shares of the Acquiring Fund. Subject to approval of the Merger Agreement by Target Fund shareholders, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger.

If the Merger Agreement is approved by the Target Fund’s shareholders at the Special Meeting of Shareholders to be held on April 1, 2020 (the “Special Meeting”), the Merger is expected to occur during the second quarter of 2020.

As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

Q:	Who is eligible to vote on the Merger?

A:

Holders of record of the Target Fund’s common shares and preferred shares (collectively, “shares”) at the close of business on February 3, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. If you held Target Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the Merger. If any other business properly comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Q:	How will the Merger affect Target Fund shareholders?

A:

Upon the closing of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Investor A shares that common shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Investor A shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received by Target Fund common shareholders will be equal to the aggregate net asset value of the common shares of the Target Fund held by its common shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Merger.

Common shares of the Target Fund are listed for trading on the New York Stock Exchange (the “NYSE”), where such shares may be purchased and sold through broker-dealers at prevailing market prices. The Target Fund’s common shares historically have traded at a discount to net asset value. In contrast, Investor A shares of the Acquiring Fund are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable charges. Following the completion of the Merger, Target Fund common shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Merger at net asset value on each day the Acquiring Fund is open for business.

If the Merger is consummated, current Target Fund common shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Merger for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

As an open-end mutual fund, the Acquiring Fund is not permitted to issue preferred shares under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger and preferred shareholders will not become shareholders of the Combined Fund as a result of the Merger.

Q:	What are the principal differences between an open-end investment company and a closed-end investment company?

A:

Common shares of closed-end investment companies, such as the Target Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act. Closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred stock and debt securities in addition to common shares (as noted above, the Target Fund has issued preferred shares). In addition, closed-end funds, because of their more stable asset base, are permitted to invest a greater portion of their assets in illiquid investments than open-end funds.

Investors pay brokerage commissions in connection with the purchase and sale of Target Fund common shares on the NYSE. Certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. Distribution and service fees are generally used to compensate financial intermediaries for distribution and/or shareholder services. The Acquiring Trust, on behalf of the Acquiring Fund, has adopted a distribution and service plan under Rule 12b-1, under which Investor A shares are subject to an ongoing annual service fee of 25 basis points (0.25%).

Q.	Will Target Fund common shareholders who redeem Acquiring Fund shares after the Merger be charged a redemption fee?

A:	No. Common shareholders of the Target Fund who receive Acquiring Fund shares in the Merger will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Merger?

A:

No. You will not have to pay any sales charge, commission or other similar fee in connection with the Merger. As more fully discussed in the Proxy Statement/Prospectus, no initial sales charge or contingent deferred sales charges will be imposed on the Investor A shares of the Acquiring Fund received in connection with the Merger. Investor A shares or any other class of shares of the Combined Fund purchased after the Merger will be subject to the standard fee structure applicable to such class.

Q:	How do the Funds’ investment objectives and principal investment strategies compare?

A:

The Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. The investment objective of the Acquiring Fund is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes. The investment objective of the Target Fund is to provide common stockholders with high current income exempt from Federal income tax and New York State and New York City personal income taxes. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Target Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (“Municipal Bonds”) and New York State and New York City personal income taxes (“New York Municipal Bonds”). Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New York Municipal Bonds. In addition, under normal market conditions, the Target Fund expects to invest at least 75% of its total assets in Municipal Bonds that are investment grade securities. The Acquiring Fund may invest in bonds of any maturity. Under normal circumstances, the Acquiring Fund seeks to maintain an average portfolio duration of zero to ten years. The Target Fund has a different policy with respect to duration. Under normal market conditions, the Target Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by BlackRock, of three to ten years. See “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies” and a “Synopsis—Comparison of the Funds—Comparative Risk Information” in the enclosed Proxy Statement/Prospectus for a more complete discussion of the similarities and differences between the Funds’ investment objectives, principal investment strategies and principal investment risks.

Each of the Target Board and the Board of Trustees of the Trust (the “Acquiring Board” and together with the Target Board, the “Boards”) considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund.

Q:	Who manages the Acquiring Fund?

A:

BlackRock Advisors, LLC (“BlackRock”) serves as investment adviser to the Acquiring Fund and the Target Fund. The management of, and investment decisions for, the Acquiring Fund are made by Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA. Mr. Kalinoski also serves as a portfolio manager of the Target Fund, along with Michael Perilli.

The Acquiring Board is comprised of the same individuals who serve on the Target Board.

Q:	How will the Merger impact fees and expenses?

A:

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Merger. The Acquiring Fund’s management fee rate is lower than that of the Target Fund. However, Investor A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) while shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee.

Assuming the Merger had taken place on June 30, 2019, the Acquiring Fund’s Investor A shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger and (B) net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through

October 31, 2021. See “Synopsis—Comparative Expense Information” on page 14 of the Proxy Statement/Prospectus. See also “Will the Funds have to pay any fees or expenses in connection with the Merger?” on page v below.

Q.	Will the portfolio of the Target Fund or the Acquiring Fund be repositioned in connection with the Merger?

A:

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of June 30, 2019, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of June 30, 2019, 21% of the Target Fund’s total assets were invested in securities held by the Acquiring Fund. Approximately 50% of the securities of the Target Fund are anticipated to be sold in order to fund the redemption of the Target Fund’s outstanding preferred shares and reposition the Target Fund’s portfolio prior to the Merger, and approximately 0% of the securities of the Acquiring Fund are anticipated to be sold in connection with the Merger. BlackRock has estimated that the brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities will be approximately $90,000 and $0, respectively, or, based on shares outstanding as of February 3, 2020, $0.021 per share and $0 per share, respectively. In addition, BlackRock has estimated that the capital gains generated by the pre-Merger and post-Merger sales of portfolio securities will be approximately $2,700,000 and $0, respectively, or, based on shares outstanding as of February 3, 2020, $0.64 per share and $0 per share, respectively.

Q:	Will the Merger constitute a taxable event for the Target Fund’s shareholders?

A:

No. The Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the redemption of the Target Fund’s preferred shares and/or the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Merger in order to meet redemption requests from former common shareholders of the Target Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former common shareholders of the Target Fund).

At any time before the Merger takes place, a common shareholder may sell shares of the Target Fund on the NYSE. Generally, such sales would be taxable transactions.

You may wish to consult with your tax adviser concerning the tax consequences of the Merger.

Q:	Will the Funds have to pay any fees or expenses in connection with the Merger?

A:

The Target Fund will pay all of the costs associated with the Merger, which are estimated to be $287,970 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus and the proxy statement for preferred shareholders). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities described above, will be borne indirectly by the Target Fund’s common shareholders regardless of whether the Merger is consummated. Preferred shareholders are not expected to bear any costs associated with the Merger.

v

Q:	What steps are required to complete the Merger?

A:	The Merger is contingent on the following shareholder approvals:

1.	The approval of the Merger Agreement by the Target Fund’s common shareholders and preferred shareholders voting as a single class; and

2.	The approval of the Merger Agreement by the Target Fund’s preferred shareholders voting as a separate class.

If the Target Fund’s preferred shareholders do not separately approve the Merger Agreement, the Merger will not be completed. The preferred shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of the Target Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of the Target Fund’s outstanding preferred shares, the preferred shareholder approval required for the Merger may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Merger with respect to its (or their) interests. The Target Fund exercises no influence or control over the determinations of such preferred shareholder(s) with respect to the Merger; there is no guarantee that such preferred shareholder(s) will approve the Merger, over which it (or they) may exercise effective disposition power.

In order for the Merger to occur, the Target Fund must obtain the requisite shareholder approvals described above, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the Target Fund’s outstanding preferred shares.

In addition, subject to approval of the Merger Agreement by Target Fund shareholders, the Target Fund’s outstanding preferred shares must be redeemed prior to the closing of the Merger.

Q:	What happens if shareholders of the Target Fund do not approve the Merger Agreement?

A:

If common shareholders and preferred shareholders of the Target Fund voting as a single class do not approve the Merger Agreement and/or preferred shareholders of the Target Fund voting separately do not approve the Merger Agreement, the Merger will not occur, the Target Fund would continue to operate as a closed-end fund and its common shares would continue to trade on the NYSE. In addition, the Target Fund’s preferred shares would not be expected to be redeemed in the near term. The Target Board may consider other alternatives for the Target Fund, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	How does the Target Board suggest that I vote?

A:	As stated above, the Target Board unanimously recommends that you vote “FOR” the Merger Agreement.

Q:	How do I vote my shares?

A:

Shareholders of record of the Target Fund as of the close of business on the Record Date (February 3, 2020) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or in person at the Special Meeting.

To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form, sign, date and return the card/form in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card or voting instruction form accompanying the Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card or voting instruction form.

If you plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, LLC, the Target Fund’s proxy solicitor, at 1-800-868-1391.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, LLC, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold the Special Meeting or the vote on the proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Merger is set forth in the accompanying Proxy Statement/Prospectus.

Please read it carefully.

BLACKROCK MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware, 19809

(800) 441-7762

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 1, 2020

To the Stockholders of BlackRock Muni New York Intermediate Duration Fund, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (NYSE Ticker: MNE) (the “Target Fund”), a closed-end management investment company organized as a Maryland corporation, will be held on April 1, 2020 at 10:00 a.m. (Eastern time) at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, for the following purposes:

1.	To approve an Agreement and Plan of Merger as set forth below:

	Proposal 1(A):	The holders of shares of the Target Fund’s common stock (“common shares” and the holders thereof, “common shareholders”) and the holders of shares of the Target Fund’s variable rate demand preferred stock (“preferred shares” and the holders thereof, “preferred shareholders”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Target Fund will merge with and into a Massachusetts limited liability company and a wholly-owned subsidiary of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), a series of BlackRock Multi-State Municipal Series Trust, with shares of the Target Fund’s common stock being converted into newly issued Investor A shares of the Acquiring Fund.

	Proposal 1(B):	The holders of the Target Fund’s preferred shares are being asked to vote as a separate class on a proposal to approve the Merger Agreement.

2.	To transact such other business as may properly come before the Special Meeting.

Only common shareholders and preferred shareholders (collectively, “shareholders”) of record of the Target Fund as of the close of business on February 3, 2020 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your common shares or preferred shares (collectively, “shares”) are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If you are a record holder of Target Fund shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Target Fund shares through a bank, broker or other nominee, and plan to

i

attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of the Target Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and directors in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF DIRECTORS OF THE TARGET FUND RECOMMENDS THAT YOU VOTE YOUR TARGET FUND SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF DIRECTORS OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSED MERGER AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR COMPLETED, SIGNED AND DATED PROXY CARD OR VOTING INSTRUCTION FORM OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Directors of the Target Fund,

Janey Ahn

Secretary of the Target Fund

February [●], 2020

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY TARGET FUND SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 1, 2020.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-31108

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PROXY STATEMENT/PROSPECTUS

Dated February [●], 2020

relating to the merger of

BLACKROCK MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

with and into a wholly-owned subsidiary of

BLACKROCK NEW YORK MUNICIPAL OPPORTUNITIES FUND,

a series of BlackRock Multi-State Municipal Series Trust

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement/Prospectus is being furnished to holders of the shares of common stock (“common shares” and the holders thereof, “common shareholders”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Directors for use at the Special Meeting of Stockholders of the Target Fund to be held in the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on April 1, 2020 at 10:00 a.m. (Eastern time) and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the proposed Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into a wholly-owned subsidiary of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), an open-end management investment company and a series of BlackRock Multi-State Municipal Series Trust (the “Acquiring Trust”) (the “Merger”). The Acquiring Fund’s wholly-owned subsidiary has been formed for the sole purpose of consummating the Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the Merger. The Target Fund is organized as a Maryland corporation, and the Acquiring Trust is organized as a Massachusetts business trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and each individually as a “Fund.” The Board of Directors of the Target Fund (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) are referred to herein collectively as the “Boards” and each individually as a “Board,” and the members of each Board are referred to herein as the “Board Members” and each individually as a “Board Member.” The enclosed proxy card or voting instruction form and this Proxy Statement/Prospectus are first being sent to common shareholders of the Target Fund on or about February [●], 2020. Stockholders of record of the Target Fund as of the close of business on February 3, 2020 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposed Merger Agreement described in this Proxy Statement/Prospectus, and constitutes an offering of Investor A shares of beneficial interest, par value $0.10 per share, of the Acquiring Fund. Please read it carefully and keep it for future reference.

This Proxy Statement/Prospectus is only being delivered to the common shareholders of the Target Fund. The Target Fund is separately soliciting the votes of the holders of the shares of preferred stock (“preferred shares” and the holders thereof, “preferred shareholders”) on the proposed Merger Agreement through a separate proxy statement (the “Preferred Shares Proxy Statement”) and not through this Proxy Statement/Prospectus.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Special Meeting as to which a choice has been specified by common shareholders and preferred shareholders (collectively, “shareholders”) on the accompanying proxy card or voting instruction form, the Target Fund’s common shares and preferred shares (collectively, “shares”) will be voted accordingly where such proxy card or voting instruction form is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card or voting instruction form. However, merely attending the Special Meeting will not revoke any previously submitted vote.

At the Special Meeting, the Target Fund’s common shareholders and preferred shareholders will be asked to approve the proposal described below:

1.	To approve an Agreement and Plan of Merger as set forth below:

	Proposal 1(A):	The Target Fund’s common shareholders and preferred shareholders are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Target Fund will merge with and into a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with shares of the Target Fund’s common stock being converted into newly issued Investor A shares of the Acquiring Fund.

	Proposal 1(B):	The Target Fund’s preferred shareholders are being asked to vote as a separate class on a proposal to approve the Merger Agreement.

A quorum of shareholders is required to take action at the Special Meeting. One-third of the Target Fund’s shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

The Merger Agreement is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class. In addition, the Merger Agreement is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. As of the Record Date, there were 4,209,844 common shares of the Target Fund outstanding and 296 preferred shares of the Target Fund outstanding.

Those persons who were common shareholders of record of the Target Fund as of the close of business on the Record Date will be entitled to one vote for each common share held and a proportionate fractional vote for each fractional common share held.

The following documents containing additional information about each Fund, each having been filed with the SEC, are incorporated by reference into (legally form a part of) this Proxy Statement/Prospectus:

•	the Statement of Additional Information dated February [●], 2020 (the “Merger SAI”), relating to this Proxy Statement/Prospectus;

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended July 31, 2019;

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•	the Prospectus relating to Investor A shares of the Acquiring Fund, dated October 28, 2019, as supplemented (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information relating to Investor A shares of the Acquiring Fund, dated October 28, 2019, as supplemented (the “Acquiring Fund SAI”); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended June 30, 2019.

No other parts of the Funds’ or any other fund’s Annual Reports are incorporated by reference herein.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment of a duplicating fee at the prescribed rates, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Target Fund at the address and phone number set forth above.

The common shares of the Target Fund, a closed-end fund, are listed on the New York Stock Exchange (the “NYSE”). Reports, proxy statements and other information concerning the Target Fund can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005. Investor A and other shares of the Acquiring Fund, an open-end fund, are not listed on any exchange but rather are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Investor A shares of the Acquiring Fund in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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SYNOPSIS

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Form of Agreement and Plan of Merger attached as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund’s Board believes the proposed Merger is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Merger, and the Acquiring Trust’s Board believes the proposed Merger is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Merger. If the Merger is approved and completed, common shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, an open-end investment company and a series of the Acquiring Trust. All of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger. Accordingly, preferred shareholders will not become shareholders of the Combined Fund as a result of the Merger.

The Acquiring Fund, following completion of the Merger, may be referred to as the “Combined Fund” in this Proxy Statement/Prospectus.

Shareholders should read the entire Proxy Statement/Prospectus carefully. See “Synopsis—Comparison of the Funds” beginning on page 5 and “Synopsis—Comparative Expense Information” beginning on page 14 for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Investor A shares of the Acquiring Fund.

Background and Reasons for the Proposed Merger

At a meeting held on December 19, 2019 (the “Approval Meeting”), each Board considered the approval of the Agreement and Plan of Merger (the “Merger Agreement”) with respect to each Fund. Each Board, including all of the Independent Board Members, has unanimously approved the Merger Agreement. Each Board has determined that the Merger is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Merger. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, neither Board identified any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Merger, the Target Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•

the Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. The Target Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Synopsis—Investment Objectives and Principal Investment Strategies”;

•

the Merger would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, the trading discount would be eliminated and Target Fund common shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Merger at the then-current net asset value;

•	as a result of the Merger, the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund;

•	the Combined Fund is expected to achieve certain additional operating efficiencies from its larger asset size;

•

assuming the Merger had taken place on June 30, 2019, the Combined Fund’s Investor A shares would have (A) total annual fund operating expenses (that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger and (B) net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through October 31, 2021. Investor A shares of the Acquiring Fund, including those received in the Merger, are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%), whereas shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee;

•

the greater net assets of the Combined Fund are expected to result in a lower effective management fee rate for the Combined Fund as a result of breakpoints at which the management fee is reduced when the Combined Fund reaches certain asset levels, and the contractual and effective management fee rates of the Combined Fund will be lower than the contractual and effective management fee rates of the Target Fund;

•

the common shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of Investor A shares of the Acquiring Fund in the Merger and such shares will not be subject to any redemption fees or contingent deferred sales charge. See “Synopsis—Comparison of the Funds—Purchase, Redemption and Exchange of Shares”;

•	the Acquiring Fund has the same investment adviser and one of the same portfolio managers as the Target Fund. See “Synopsis—Comparison of the Funds—Portfolio Managers”;

•

the relative performance histories of each Fund as of September 30, 2019. Over the three- and five-year periods ended September 30, 2019, the Acquiring Fund’s Investor A shares outperformed the Target Fund and performed in line with the Target Fund, respectively. Over the one-year and ten-year periods ended September 30, 2019, the Target Fund outperformed the Acquiring Fund’s Investor A shares. See also “Synopsis—Comparative Performance Information”;

•

the Acquiring Fund, as an open-end fund rather than a closed-end fund, is managed utilizing less leverage and with higher cash balances than the Target Fund. Due to limitations on the use of leverage by an open-end fund, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Merger, because the Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Merger, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. In addition, subject to approval of the Merger by Target Fund shareholders, the Target Fund will be required to sell portfolio securities in order to fund the redemption of all of the Target Fund’s outstanding preferred shares prior to the closing of the Merger, which may result in taxable distributions to shareholders. The Combined Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Merger to satisfy expected redemption requests;

•

the aggregate net asset value of the Investor A shares of the Acquiring Fund that common shareholders of the Target Fund will receive in the Merger is expected to equal the aggregate net asset value of the common shares that common shareholders of the Target Fund own immediately prior to the Merger, and the interests of the shareholders of the Target Fund will not be diluted as a result of the Merger; and

•

The Target Fund will pay all of the costs associated with the Merger, which are estimated to be $287,970 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus and the Preferred Shares Proxy Statement). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities described above, will be borne indirectly by the Target Fund’s common shareholders regardless of whether the Merger is consummated. Preferred shareholders are not expected to bear any costs associated with the Merger.

At a series of meetings culminating in the Approval Meeting, the Target Board considered that at the Target Fund’s annual meeting of shareholders held on July 18, 2019 (the “2019 Annual Meeting”), Target Fund shareholders approved a non-binding shareholder proposal that requested that the Target Board consider taking the necessary steps to commence a tender offer for all of the Target Fund’s common shares at or close to net asset value per share and if, at the conclusion of the tender offer, more than 50% of the Target Fund’s outstanding common shares are submitted for tender, cancel the tender offer and either liquidate the Target Fund or convert it to an open-end fund (the “Non-Binding Shareholder Proposal”). The Target Board currently believes that authorizing such a significant tender offer would have adverse consequences for the Target Fund and its shareholders because it could significantly reduce the Target Fund’s size, force the Target Fund to liquidate a large portion of its portfolio securities to pay for tendered shares (if the tender offer were not cancelled under the terms of the Non-Binding Shareholder Proposal), and lead to a material increase in the Target Fund’s expense ratio, while potentially having little or no long-term impact on the level of the discount at which the Target Fund’s common shares trade relative to their net asset value. At the Approval Meeting, the Target Board considered the recommendation of BlackRock to merge the Target Fund into the Acquiring Fund. The Target Board believes that the Merger would provide Target Fund common shareholders with the same liquidity that would be available upon conversion of the Target Fund into an open-end fund, which was one of the possibilities contemplated by the Non-Binding Shareholder Proposal, with the added benefits that may be derived from the larger scale of the Combined Fund.

For a more complete discussion of the factors considered by the Target Board in approving the Merger, see “Information about the Merger—Board Approval of the Merger.”

If the Merger is not approved by shareholders of the Target Fund, the Merger will not occur, the Target Fund would continue to operate as a closed-end fund and its common shares would continue to trade on the NYSE. In addition, the Target Fund’s preferred shares would not be expected to be redeemed in the near term. The Target Board may consider other alternatives for the Target Fund, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

The Target Board, including all of the Independent Board Members, recommends that you vote “FOR” the proposed Merger.

The Merger

The Agreement and Plan of Merger (the “Agreement”) provides for the merger of the Target Fund with and into New York Municipal Opportunities Fund, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of the Acquiring Fund, with common shares of the Target Fund being converted into newly issued Investor A shares of the Acquiring Fund. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Investor A shares of the Acquiring Fund. The number of Investor A shares that common shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Investor A shares of the Acquiring Fund, in each case immediately prior to the closing of the Merger. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund’s Investor A shares issued to each Target Fund common shareholder in the Merger will equal, as of the Valuation Time (as defined in the Agreement), the aggregate net asset value of Target Fund common shares held by the common shareholder of the Target Fund as of such time.

If the Merger is consummated, current Target Fund common shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Merger for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

The Acquiring Fund currently also offers Investor C shares, Institutional shares, Class K shares, Investor A1 shares and Investor C1 shares (which will be converted into Investor A Shares of the Acquiring Fund effective on or about the close of business on February 24, 2020), none of which will be issued in the Merger.

As a mutual fund, the Acquiring Fund is not permitted to issue preferred shares under the 1940 Act. Accordingly, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger.

Material Federal Income Tax Consequences of the Merger

As a condition to closing, the Funds will receive an opinion of Willkie Farr & Gallagher LLP, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that common shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of June 30, 2019, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of June 30, 2019, 21% of the Target Fund’s total assets were invested in securities held by the Acquiring Fund. Approximately 50% of the securities of the Target Fund are anticipated to be sold in order to fund the redemption of the Target Fund’s outstanding preferred shares and reposition the Target Fund’s portfolio prior to the Merger, and approximately 0% of the securities of the Acquiring Fund are anticipated to be sold in connection with the Merger. For information about the anticipated transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities, see “Information about the Merger—Merger Expenses.”

Prior to the closing of the Merger, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the redemption of the Target Fund’s preferred shares and/or the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

For a more detailed discussion of the federal income tax consequences of the Merger, please see “Information About the Merger—Material Federal Income Tax Consequences” below.

Comparison of the Funds

Investment Objectives and Principal Investment Strategies

Investment Objectives. The Funds’ investment objectives are substantially similar. The investment objective of the Acquiring Fund is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes. The investment objective of the Target Fund is to provide common stockholders with high current income exempt from Federal income tax and New York State and New York City personal income taxes. Each Fund’s investment objective is a fundamental policy of the respective Fund and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Principal Investment Strategies. The principal investment strategies of the Acquiring Fund and the Target Fund are similar; however, there are certain important differences.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax. The Target Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (“Municipal Bonds”) and New York State and New York City personal income taxes (“New York Municipal Bonds”). Unless otherwise indicated, references in this Proxy Statement/Prospectus to Municipal Bonds shall be deemed to include New York Municipal Bonds. In addition, under normal market conditions, the Target Fund expects to invest at least 75% of its total assets in Municipal Bonds that are investment grade securities. Each Fund’s 80% investment policy is a fundamental policy of the respective Fund and may not be changed without approval of a majority of the Fund’s outstanding shares.

Municipal bonds also include short-term tax-exempt obligations, like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. Each Fund may invest in both fixed rate and variable rate obligations.

The Acquiring Fund may invest in bonds of any maturity. Under normal circumstances, the Acquiring Fund seeks to maintain an average portfolio duration of zero to ten years. The Target Fund has a different policy with respect to duration. Under normal market conditions, the Target Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by BlackRock, of three to ten years. This is a non-fundamental policy of the Target Fund and may be changed by the Target Fund’s Board provided that Target Fund stockholders are provided with at least 60 days’ prior notice of any change as required by the 1940 Act. The Target Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Target Fund. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. Each Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

Both Funds may invest in non-investment grade municipal bonds (high yield or junk bonds). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer. The Acquiring Fund may invest up to 20% of its assets in non-investment grade municipal bonds, including debt securities that at the time of purchase are in default or that the Acquiring Fund’s management team believes will be in default. The Target Fund may invest up to 25% of its total assets in municipal bonds that are rated below investment grade. The Target Fund does not intend to purchase debt securities that are in default or which BlackRock believes will soon be in default.

Both Funds are permitted to invest in derivatives. The Acquiring Fund is permitted to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Acquiring Fund may also invest in other derivatives, such as swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives may allow the Acquiring Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Target Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. The Target Fund may invest in securities directly or synthetically through the use of derivatives.

Both Funds may leverage their assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, a Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to a Fund. Each Fund may invest in TOB Residuals and may also invest in TOB Floaters. TOB Trusts have historically been established by third-party sponsors (e.g., banks, broker-dealers and other financial institutions). Rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) may preclude banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule.

The Acquiring Fund may invest up to 20% of its assets in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds). With respect to the Target Fund, to the extent BlackRock considers that suitable New York municipal bonds are not available for investment, the Target Fund may purchase other municipal obligations exempt from Federal income tax but not New York State and New York City personal income taxes.

The Target Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New York State and New York City personal income taxes. The Target Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Target Fund believes such securities to be exempt from Federal income taxation and New York State and New York City personal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. The Acquiring Fund does not have a similar principal investment strategy.

Both Funds may also buy when-issued securities and participate in delayed delivery transactions.

The Acquiring Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Target Fund does not have a similar principal investment strategy.

The Target Fund may invest 25% or more of its total assets in tax-exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Target Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Target Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. The Acquiring Fund does not have a corresponding principal investment strategy, but it has a fundamental policy not to invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

Fundamental Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The fundamental investment restrictions of the Funds, which are similar although there are some differences, as well as certain non-fundamental investment restrictions of the Funds, are set forth in Appendix B to this Proxy Statement/Prospectus.

In evaluating the Merger, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Comparative Risk Information.”

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate as a percentage of the average value of its portfolio:

Fund	Fiscal Year Ended	Rate
Target Fund	7/31/19	15%
Acquiring Fund	6/30/19	43%

Investment Adviser

BlackRock Advisors, LLC (previously defined as “BlackRock”), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and business operations subject to the oversight of the applicable Board. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $7.429 trillion in investment company and other portfolio assets under management as of December 31, 2019.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Legal Proceedings. On June 4, 2019, Saba Capital Master Fund, LTD. (“Saba”), a shareholder of the Target Fund, filed a lawsuit in the Circuit Court of Maryland for Baltimore City against the Target Fund, BlackRock as the Target Fund’s investment adviser, and each member of the Target Board. On August 9, 2019, Saba filed an amended complaint (the “Complaint”) alleging, among other things, that after Saba gave notice of its intention to nominate individuals to the Target Board, the Target Board wrongly determined that Saba’s nominees were ineligible for election to the Target Board and refused to count votes for Saba’s nominees at the 2019 Annual Meeting on the ground that Saba missed a five business day deadline in the Target Fund’s bylaws to provide certain information requested by the Board. Saba’s Complaint asserted one count for breach of the Target Fund’s bylaws and one count for breach of director duties against all defendants. The Complaint sought declaratory and injunctive relief and an award of Saba’s costs of the proceedings. On September 13, 2019, defendants moved to dismiss the Complaint or, in the alternative, for summary judgment (the “Motion”). On November 14, 2019, the court issued a memorandum opinion and order (the “Order”) granting the Motion and dismissing the case. The Order was entered on November 19, 2019, and on December 13, 2019, Saba appealed the Order to the Court of Special Appeals of Maryland. The Court of Special Appeals has not yet entered a briefing schedule nor scheduled a date for oral argument.

On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, the plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment.

Portfolio Managers

Target Fund. The Target Fund is managed by a team of investment professionals comprised of Michael A. Kalinoski, CFA, Managing Director at BlackRock, Inc. and Michael Perilli, Vice President at BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Target Fund’s portfolio, which includes setting the Target Fund’s overall investment strategy, overseeing the management of the Target Fund and/or selection of its investments. Messrs. Kalinoski and Perilli have been members of the Target Fund’s portfolio management team since 2017.

Portfolio Manager	Biography
Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Michael Perilli	Vice President of BlackRock, Inc. since 2017; Associate of BlackRock, Inc. from 2011 to 2016.

Acquiring Fund. Information regarding the portfolio managers of the Acquiring Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Acquiring Fund SAI.

The Acquiring Fund is managed by a team of financial professionals led by Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2006	Managing Director of BlackRock, Inc. since 2006.

Peter Hayes	Responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2015	Managing Director of BlackRock, Inc. since 2006; Head of Municipal Bonds within BlackRock Fixed Income Portfolio Management Group since 2006.

James Pruskowski	Responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2015	Managing Director of BlackRock, Inc. since 2006.

Michael Kalinoski, CFA	Responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2015	Director of BlackRock, Inc. since 2006.

Investment Advisory and Other Fees

Target Fund. The Target Fund entered into an Investment Advisory Agreement with BlackRock to provide investment advisory and administrative services. BlackRock is responsible for the management of the Target Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Target Fund.

For such services, the Target Fund pays BlackRock a monthly fee at an annual rate equal 0.55% of the average daily value of the Target Fund’s net assets. For purposes of calculating this fee, “net assets” mean the total assets of the Target Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Target Fund’s net asset value.

The Target Fund and BlackRock have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual fee, through June 30, 2021. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds advised by BlackRock or its affiliates, through June 30, 2021. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by BlackRock and the Target Fund (including by a majority of the Target Fund’s Independent Board Members). Neither BlackRock nor the Target Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Target Fund (upon the vote of a majority of the Independent Board or a majority of the outstanding voting securities of the Target Fund), upon 90 days’ written notice by the Trust to BlackRock.

For the fiscal year ended July 31, 2019, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.55% of the Target Fund’s average daily net assets.

A discussion of the basis for the Target Board’s approval of the Management Agreement with BlackRock is included in the Target Fund’s annual shareholder report for the fiscal year ended July 31, 2019.

Acquiring Fund. The Acquiring Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Acquiring Fund a fee based on the Acquiring Fund’s average daily net assets.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.47%
$1 billion - $3 billion	0.44%
$3 billion - $5 billion	0.42%
$5 billion - $10 billion	0.41%
Greater than $10 billion	0.40%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”).

For the fiscal year ended June 30, 2019, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.41% of the Acquiring Fund’s average daily net assets.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of each share class of the Acquiring Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Proxy Statement/Prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Acquiring Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses)[1]
Investor A Shares	0.75%

*	As a percentage of average daily net assets.

[1]

The contractual cap is in effect through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.

As stated above, the waivers and reimbursements made pursuant to the contractual expense cap and described in the table above do not include Interest Expense. The Acquiring Fund’s Interest Expense is required to be reported as part of operating expenses in the Acquiring Fund’s expense table for accounting purposes. The Acquiring Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Acquiring Fund’s use of those investments.

A discussion of the basis for the Acquiring Board’s approval of the Management Agreement with BlackRock is included in the Acquiring Fund’s annual shareholder report for the fiscal year ended June 30, 2019.

Other Service Providers

Following the closing of the Merger, the Acquiring Fund’s current service providers will continue to serve the Acquiring Fund.

	Target Fund	Acquiring Fund
Distributor	N/A	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

	Target Fund	Acquiring Fund
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	Computershare Trust Company, N.A. 150 Royall Street Canton, Massachusetts 02021	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Board Members and Officers

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Purchase, Redemption and Exchange of Shares

The common shares of the Target Fund, a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Shares of the Target Fund do not have any exchange rights.

The Acquiring Fund, an open-end fund, continuously offers new shares and offers Investor A shares, Investor C shares, Institutional shares, Class K shares, Investor A1 and Investor C1 shares. The Acquiring Fund’s Investor C1 shares will be converted into Investor A shares of the Acquiring Fund effective on or about the close of business on February 24, 2020. You may purchase, redeem or exchange shares of the Acquiring Fund on any business day, which is any day the NYSE is open for business. You may purchase, redeem or exchange shares of the Acquiring Fund through a financial adviser or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on the Investor A shares of the Acquiring Fund received in connection with the Merger. Investor A shares or any other class of shares of the Acquiring Fund purchased after the Merger will be subject to the standard fee structure applicable to such class. The Acquiring Fund’s initial and subsequent investment minimums for Investor A shares generally are set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive Investor A shares in the Merger.

Investor A Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan.

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).

For a complete description of purchase, redemption and exchange options, see the sections of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Purchase, Redemption, Exchange and Transfer of Shares” and the Acquiring Fund SAI entitled “Purchase of Shares” and “Redemption of Shares.”

Distributions

With respect to the Target Fund’s common shares, distributions from net investment income are declared monthly and paid monthly and distributions of capital gains are recorded on the ex-dividend date and made at least annually. Distributions from the Target Fund will be reinvested automatically in accordance with the terms of the Target Fund’s Dividend Reinvestment Plan discussed below under “Synopsis—Comparison of Fund Structures—Dividend Reinvestment.”

The Acquiring Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If an Acquiring Fund shareholder would like to receive dividends in cash, the Acquiring Fund shareholder should contact the relevant financial professional or selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each, a “Financial Intermediary”) or the Acquiring Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or other Financial Intermediary, the Acquiring Fund and BlackRock Investments, LLC (“BRIL” or the “Distributor”), the Acquiring Fund’s distributor, or its affiliates may pay the intermediary for the sale of Acquiring Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or related Financial Intermediary and your individual financial professional to recommend the Acquiring Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund” and “Additional Information About the Target Fund,” respectively. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Comparative Expense Information

The fee table below provides information about the fees and expenses attributable to common shares of the Target Fund and Investor A shares of the Acquiring Fund based on the respective Fund’s most recent fiscal year, and the estimated pro forma fees and expenses attributable to Investor A shares of the Acquiring Fund following the Merger assuming the Merger had taken place on June 30, 2019. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of June 30, 2019, see “Other Information—Capitalization.”

With respect to the Acquiring Fund and the Combined Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock and its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Sales Loads” section of this Proxy Statement/Prospectus, the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Table of Common Shares of the Target Fund (as of July 31, 2019), Investor A Shares of the Acquiring Fund (as of June 30, 2019) and Investor A Shares of the Pro Forma Combined Fund (as of June 30, 2019) (unaudited)

	Target Fund Common Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	4.25%	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	N/A	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.92%[2]	0.47%[3]	0.46%[3]
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	2.30%	0.25%	0.26%
Interest Expense	1.68%[4]	0.15%[5]	0.15%[5]
Miscellaneous Other Expenses	0.62%	0.10%	0.11%
Acquired Fund Fees and Expenses	—	0.01%[6]	0.01%[6]
Total Annual Fund Operating Expenses	3.22%[4]	0.98%[6]	0.98%[6]
Fee Waivers and/or Expense Reimbursements	—[2]	(0.07)%[3,7]	(0.07)%[3,7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.22%	0.91%	0.91%

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $250,000 or more. Investor A shares of the Combined Fund received in the Merger will not be subject to a CDSC. Investor A shares or shares of any other class purchased after the Merger will be subject to the standard shareholder fee structure applicable to such class.

[2]

The Target Fund and BlackRock have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual fee, through June 30, 2021. In addition, pursuant to the Fee Waiver Agreement, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2021. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Target Fund (upon the vote of a majority of the Independent Board Members of the Target Fund or a majority of the outstanding voting securities of the Target Fund), upon 90 days’ written notice by the Target Fund to BlackRock.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This management fee waiver will remain in place with the Combined Fund following the closing of the Merger.

[4]

The fee table includes Interest Expense associated with the Target Fund’s investments in tender option bonds (also known as “inverse floaters”). Although such Interest Expense is actually paid by special purpose vehicles in which the Target Fund invests, they are recorded on the Target Fund’s financial statements for accounting purposes. The fee table also includes, in Interest Expense, dividends associated with the Target Fund’s preferred shares because the preferred shares are considered debt of the Target Fund for financial reporting purposes.

The Target Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by the Target Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Target Fund’s leverage strategy, the Total Annual Fund Operating Expenses (excluding Interest Expense) for the Target Fund is: 1.54%.

Subject to approval of the Merger by Target Fund shareholders, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger.

[5]	The fee table includes Interest Expense associated with the Acquiring Fund’s investments in tender option bonds.

[6]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

[7]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses) as a percentage of average daily net assets to 0.75% for Investor A shares through October 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This contractual arrangement will remain in place with the Combined Fund following the closing of the Merger.

Example:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended July 31, 2019 for the Target Fund and June 30, 2019 for the Acquiring Fund and the Combined Fund) and then sell or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the relevant Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Common Shares	$325	$992	$1,683	$3,522
Acquiring Fund Investor A Shares	$514	$717	$937	$1,569
Pro Forma Combined Fund Investor A Shares	$514	$717	$937	$1,569

Comparative Risk Information

Because of their substantially similar investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. With respect to the differences in risks, those of the Target Fund’s risks that are not shared with the Acquiring Fund are generally a result of the Target Fund’s status as a closed-end fund or differences in the Funds’ principal investment strategies described above under “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.”

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. Since rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Payments received by the Fund from swap agreements, if any, will generally produce taxable income, while payments made by the Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Illiquid Investments Risk — The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The IRS has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of New York, New York City and other New York public bodies. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities than is a municipal securities fund that invests more widely. Such risks include, but are not limited to, the performance of the national and State economies, and the collection of economically sensitive tax receipts in the amounts projected; national and international events; ongoing financial risks in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; cybersecurity threats; major terrorist events, hostilities or war; climate change and extreme weather events; federal statutory and regulatory changes concerning financial sector activities; the impact of the Tax Cut and Jobs Act and the implementation of tax reforms enacted by the State of New York in response thereto; changes to federal programs; changes concerning financial sector bonus payouts and any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; the impact of financial and real estate market developments on bonus income and capital gains realizations; tech industry developments and employment; the effect of household debt on consumer spending and tax collections; the outcome of litigation and other claims affecting the State of New York, New York City and other New York public bodies; wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State Financial Plan; the ability of the State to implement cost reduction initiatives and the success with which the State controls expenditures; and the ability of the State of New York, New York City and other New York public bodies to issue securities successfully in the public credit markets. For additional information on New York State and New York City specific risk, see Appendix C to the Acquiring Fund SAI — Special Considerations Regarding Investments in New York Municipal Securities.

Taxability Risk — Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities and derivatives it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The Fund expects to use derivatives for hedging purposes or to seek to enhance returns, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Payments received by the Fund from swap agreements will generally produce taxable income, while payments made by the Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Tender Option Bonds and Related Securities Risk — The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of tender option termination events. When the Fund invests in a TOB Trust on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”).

If the Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a TOB Trust on a recourse basis, the Fund will bear the risk of loss with respect to any Liquidation Shortfall.

To the extent that the Fund, rather than a third-party bank or financial institution, sponsors a TOB Trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Fund. The Fund’s additional duties and responsibilities under the new TOB Trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

U.S. Government Obligations Risk — Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable Rate Demand Obligations Risks — Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Comparative Performance Information

The total returns of the Funds for the periods ended December 31, 2019, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. Updated information on each Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Target Fund. The information shows you how the performance of the Target Fund’s common shares has varied from year to year on both a net asset value and share price basis and provides some indication of the risks of investing in the Target Fund. The table compares the Target Fund’s common share performance to that of a broad measure of market performance. The performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. Returns on a net asset value basis are net of Target Fund expenses. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s common share returns would have been lower.

Common Shares

ANNUAL TOTAL RETURNS

BlackRock Muni New York Intermediate Duration Fund, Inc.

(Target Fund)

As of 12/31

Net Asset Value

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 6.11% and -6.09%, respectively, on a net asset value basis for the quarters ended September 30, 2010 and December 31, 2010.

Share Price

During the periods shown in the bar chart, the Target Fund’s common shares’ highest and lowest calendar quarter returns were 11.24% and -10.57%, respectively, on a share price basis for the quarters ended December 31, 2015 and December 31, 2016.

As of 12/31/19 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Muni New York Intermediate Duration Fund, Inc.
Common Shares (net asset value basis)— Return Before Taxes	8.85%	4.15%	6.05%
Common Shares (share price basis)— Return Before Taxes	27.67%	6.26%	7.18%
Lipper Intermediate Municipal Debt Funds (net asset value basis)(1)	6.79%	3.45%	5.48%
Lipper Intermediate Municipal Debt Funds (share price basis)(1)	13.76%	4.13%	5.70%

(1)	Average return. Returns reflect reinvestment of dividends and/or distributions at net asset value on the ex-dividend date as calculated by Lipper.

Acquiring Fund. The information shows you how the performance of Investor A shares of the Acquiring Fund has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The table compares the Acquiring Fund’s performance to that of the S&P® Municipal Bond Index and the S&P® New York Municipal Bond Index. The Acquiring Fund’s returns prior to February 18, 2015 as reflected in the bar chart and the table are the returns of the Acquiring Fund when it followed different investment strategies under the name “BlackRock New York Municipal Bond Fund.” To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock New York Municipal Opportunities Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 4.85% (quarter ended March 31, 2014) and the lowest return for a quarter was -4.93% (quarter ended June 30, 2013).

As of 12/31/19 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New York Municipal Opportunities Fund—Investor A Shares
Return Before Taxes	2.19%	2.95%	4.21%
Return After Taxes on Distributions	2.10%	2.86%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	2.88%	4.03%
S&P® Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	7.26%	3.50%	4.41%
S&P® New York Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	6.99%	3.37%	4.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Comparison of Fund Structures

As a result of the Merger, common shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

Common shares of closed-end funds, such as the Target Fund, are generally listed for trading on a securities exchange, such as the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization.

The following table sets forth the high and low daily closing prices on the NYSE per common share of the Target Fund for each full quarterly period within the Target Fund’s two most recent fiscal years and each full quarter since the beginning of the Target Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Quarter Ended	High	Low	High	Low	High	Low
1/31/20	$15.69	$14.14	$15.89	$15.58	(1.26)%	(9.24)%
10/31/19	$14.90	$13.77	$15.86	$15.60	(6.05)%	(11.75)%
7/31/19	$14.72	$13.85	$15.59	$15.25	(5.58)%	(9.18)%
4/30/19	$13.90	$12.82	$15.13	$14.91	(8.13)%	(14.02)%
1/31/19	$13.05	$12.14	$14.88	$14.56	(12.30)%	(16.62)%
10/31/18	$12.81	$12.01	$14.93	$14.57	(14.20)%	(17.57)%
7/31/18	$12.75	$12.55	$15.00	$14.96	(15.00)%	(16.11)%
4/30/18	$13.26	$12.58	$15.12	$14.80	(12.30)%	(15.00)%
1/31/18	$13.83	$13.16	$15.54	$15.16	(11.00)%	(13.19)%
10/31/17	$14.50	$13.76	$15.50	$15.45	(6.47)%	(10.94)%

For the periods shown in the table above, the common shares of the Target Fund have traded at a discount.

The table below sets forth the market price, net asset value, and the premium/discount to net asset value per common share of the Target Fund as of January 31, 2020.

Market Price	Net Asset Value	Premium/ (Discount) to Net Asset Value
$15.69	$15.89	(1.26)%

In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

If the Merger is completed, Target Fund common shareholders who become holders of Investor A shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. If the Merger Agreement is approved by Target Fund shareholders, the discount may be reduced before the date of the Merger to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the completion of the Merger. The trading discount of the Target Fund’s common shares declined to an average of (1.85)% during the week following the December 19, 2019 announcement of the proposed Merger from an average of (8.92)% during the 12 months leading up to the announcement.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right. Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Investors pay brokerage commissions in connection with the purchase and sale of common shares of closed-end funds, such as the Target Fund, on a securities exchange. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Merger is completed, shareholders wishing to realize the value of their Acquiring Fund shares received in the Merger may do so by redeeming those shares at net asset value. Investor A shares or any other class of shares of the Acquiring Fund purchased after the Merger will be subject to the standard shareholder fee structure applicable to such class of shares. Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund (as defined below) pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the Acquiring Fund SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund SAI includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable. If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

Each Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). With respect to the Acquiring Fund, the net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The Funds’ valuation procedures are identical. See “Additional Information About the Acquiring Fund—Valuation of Shares” for additional information about the Acquiring Fund’s valuation procedures.

Fees and Expenses. Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Investor A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). For a complete description of this arrangement, see the section of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Distributor; Distribution and Service Fees.”

Portfolio Management. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Investments. Open-end funds such as the Acquiring Fund are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments. Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit.

Borrowings and Senior Securities. The 1940 Act prohibits a closed-end fund from issuing any “senior security” that represents indebtedness (i.e., bonds, debentures, notes and other similar securities) unless immediately after such issuance the fund will have asset coverage of at least 300%, and the 1940 Act prohibits a closed-end fund from issuing any “senior security” that is stock (e.g., preferred shares) unless immediately after such issuance the fund will have asset coverage of at least 200%. The 1940 Act prohibits an open-end fund from issuing any class of “senior security,” except that an open-end fund may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. The Target Fund has issued preferred shares. Subject to approval of the Merger by Target Fund shareholders, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger.

Frequent Trading. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares. The Acquiring Board has approved the policies to seek to deter market timing activity, as described under “Additional Information About the Acquiring Fund—Market Timing Trading Policies and Procedures.” If the Merger is completed, Target Fund shareholders who become holders of Investor A shares of the Acquiring Fund in the Merger will become subject to these policies.

Dividend Reinvestment. While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Pursuant to the Target Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Target Fund’s common shares pursuant to the Reinvestment Plan. After the Target Fund declares a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Target Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Target Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value on the date the shares are issued. However, if the net asset value is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the net asset value is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date. Target Fund common shareholders who become holders of Investor A shares of the Acquiring Fund in the Merger will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Combined Fund at net asset value. With respect to the Acquiring Fund, dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If a shareholder of the Acquiring Fund would like to receive dividends in cash, the shareholder should contact the applicable Financial Intermediary or the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A shares of the Acquiring Fund and for the common shares of the Target Fund are intended to help you understand the applicable Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table for the Acquiring Fund represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the relevant Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

[See next page]

Financial Highlights (continued)

	BlackRock New York Municipal Opportunities Fund
	Investor A
	Year Ended June 30,
(For a share outstanding throughout each period)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.31	$11.21	$11.58	$10.91	$10.80

Net investment income(a)	0.31	0.31	0.33	0.33	0.38
Net realized and unrealized gain (loss)	0.22	0.10	(0.38)	0.68	0.11

Net increase (decrease) from investment operations	0.53	0.41	(0.05)	1.01	0.49

Distributions(b)
From net investment income	(0.33)	(0.31)	(0.32)	(0.34)	(0.38)
From net realized gain	(0.12)	—	—	—	—

Total distributions	(0.45)	(0.31)	(0.32)	(0.34)	(0.38)

Net asset value, end of year	$11.39	$11.31	$11.21	$11.58	$10.91

Total Return(c)
Based on net asset value	4.79%	3.67%	(0.34)%	9.53%	4.61%

Ratios to Average Net Assets(d)
Total expenses	0.97%	0.96%	0.96%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%	0.88%	0.88%	0.94%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.75%	0.75%	0.77%	0.89%	0.89%

Net investment income	2.73%	2.71%	2.92%	3.01%	3.50%

Supplemental Data
Net assets, end of year (000)	$609,557	$362,961	$260,308	$213,000	$82,376

Borrowings outstanding, end of year (000)	$88,529	$67,389	$60,785	$49,774	$18,711

Portfolio turnover rate	43%	43%	34%	20%	22%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended June 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%

(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

Financial Highlights (concluded)

	MNE
	Year Ended July 31,
(For a share outstanding throughout each period)	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.98	$15.47	$16.32	$15.37	$15.34

Net investment income(a)	0.44	0.52	0.57	0.64	0.68
Net realized and unrealized gain (loss)	0.73	(0.50)	(0.77)	0.97	0.04

Net increase (decrease) from investment operations	1.17	0.02	(0.20)	1.61	0.72

Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.51)	(0.60)	(0.66)	(0.69)
From net realized gain	(0.06)	—	(0.05)	—	—

Total distributions to Common Shareholders	(0.54)	(0.51)	(0.65)	(0.66)	(0.69)

Net asset value, end of year	$15.61	$14.98	$15.47	$16.32	$15.37

Market price, end of year	$14.45	$12.57	$14.07	$15.75	$14.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.55%	0.68%	(0.75)%	10.97%	5.23%

Based on market price	19.75%	(7.16)%	(6.47)%	16.99%	8.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.22%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.11%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.43%	1.16%	1.13%	1.26%	1.59%

Net investment income to Common Shareholders	2.93%	3.44%	3.70%	4.03%	4.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$65,723	$63,081	$65,126	$68,712	$64,717

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600	$29,600	$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$322,036	$313,113	$320,020	$332,135	$318,638

Borrowings outstanding, end of year (000)	$13,241	$12,780	$8,859	$8,939	$6,419

Portfolio turnover rate	15%	23%	14%	21%	15%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees, and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	1.43%	1.16%	1.13%	1.16%	1.14%

INFORMATION ABOUT THE MERGER

Terms of the Merger

The Merger will be governed by the proposed Merger Agreement, a form of which is attached as Appendix A. The Merger Agreement provides for the merger of the Target Fund with and into the Merger Sub, with common shares of the Target Fund being converted into newly issued Investor A shares of the Acquiring Fund. The Merger Sub has been formed for the sole purpose of consummating the Merger and the Merger Sub will not commence operations prior to the closing of the Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of the Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law. As of the effective time of the Merger, each common share of the Target Fund outstanding immediately prior to the effective time shall be converted into Investor A shares of the Acquiring Fund. The number of Investor A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Investor A shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

The aggregate net asset value of Acquiring Fund’s Investor A shares issued to each Target Fund shareholder in the Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time.

As a mutual fund, the Acquiring Fund is not permitted to issue preferred shares under the 1940 Act. Subject to approval of the Merger Agreement by Target Fund shareholders, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger. Accordingly, preferred shareholders will not become shareholders of the Combined Fund as a result of the Merger.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to occur during the second quarter of 2020. Following the Merger, the Target Fund would terminate its registration as an investment company under the 1940 Act.

Valuation of Assets and Liabilities. The value of the net assets of each Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the closing date of the Merger (such time and date being referred to herein as the “Valuation Time”). The value of each Fund’s assets shall be determined by using the valuation procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Merger Agreement, if the Target Fund has undistributed net investment income or undistributed realized net capital gains, it is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its common shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the closing date of the Merger.

Amendments. Under the terms of the Merger Agreement, the Merger Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Merger Agreement at the Special Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Merger Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Merger Agreement, the closing of the Merger is conditioned upon, among other things, (a) the requisite approval of the Merger by the shareholders of the Target Fund, (b) all of the Target Fund’s outstanding preferred shares having been redeemed prior to the closing of the Merger, (c) the Funds’ receipt of an opinion substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences” below), (d) the absence of legal proceedings challenging the Merger and (e) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Merger Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund. In addition, any Fund may at its option terminate the Merger Agreement at or before the closing date of the Merger due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the closing date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Merger Agreement is not in the best interests of the Fund.

Board Approval of the Merger

At the Approval Meeting on December 19, 2019, each Board considered the approval of the Merger Agreement with respect to each Fund. Each Board, including all of the Independent Board Members, has unanimously approved the Merger Agreement. Each Board has determined that the Merger is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Merger. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, neither Board identified any particular information or consideration that was all-important or controlling.

In reaching its determinations with respect to the Merger, the Target Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

Investment Objective and Investment Strategies. The Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. The Target Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.”

Open-end Structure and the Elimination of the Trading Discount. The Merger would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, the trading discount would be eliminated and Target Fund common shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Merger at the then-current net asset value. Combined Fund shares purchased after the Merger will be subject to the standard shareholder fee structure applicable to such class of shares. See “Synopsis—Comparison of Fund Structures” for a discussion of certain differences between closed-end funds and open-end funds generally, as well as advantages and disadvantages of merging the Target Fund into an open-end fund structure.

Potential Economies of Scale. As a result of the Merger, the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund. In addition, the Acquiring Fund provides shareholders with the potential to achieve greater economies of scale because the Acquiring Fund, as an open-end fund, may be able to increase its asset base through the continuous sale of shares which would, in turn, permit fixed costs to be spread over a broader asset base.

Possible Operating Efficiencies. The Combined Fund is expected to achieve certain additional operating efficiencies from its larger asset size. Each Fund generally will benefit from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Merger, than by continuing to operate each Fund separately.

Impact on Expenses. The fee and expense structure of the Funds differs, in part, because of structural differences between open-end funds and closed-end funds. In this regard, in particular, Investor A shares of the Acquiring Fund, including those received in the Merger, are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%), which generally is used to compensate financial intermediaries for shareholder services. Common shares of the Target Fund, however, are not subject to an ongoing Rule 12b-1 service fee.

The Target Board considered comparative fee and expense ratio information of the Funds, the estimated expense ratio of the Combined Fund following the Merger and the impact of expense caps, if any. Assuming the Merger had taken place on June 30, 2019, the Combined Fund’s Investor A shares would have (A) total annual fund operating expenses (that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger and (B) net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s common shares prior to the Merger, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through October 31, 2021.

Impact on Management Fee Rates. The Acquiring Fund’s management fee rate includes breakpoints at which the management fee is reduced when the Acquiring Fund reaches certain asset levels. As a result of the Merger, the greater net assets of the Combined Fund are expected to result in a lower effective management fee rate for the Combined Fund than the effective management fee rate for the Acquiring Fund during its most recent fiscal year. In addition, the contractual and effective management fee rates of the Combined Fund will be lower than the contractual and effective management fee rates of the Target Fund as a result of the Acquiring Fund’s lower management fee rate.

Sales Charges and Redemption Fees. The common shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of Investor A shares of the Acquiring Fund in the Merger. Investor A shares received in the Merger will not be subject to any redemption fees or contingent deferred sales charge. Any class of shares purchased after the Merger will be subject to the standard shareholder fee structure applicable to such class.

Management and Service Providers. The Acquiring Fund has the same investment adviser and one of the same portfolio managers as the Target Fund. The Acquiring Fund is overseen by the same Board Members as the Target Fund. Certain of the Funds’ service providers also overlap. See “Synopsis—Comparison of the Funds.”

Relative Investment Performance. The Target Board considered the investment performance of the Funds over various periods. Over the three- and five-year periods ended September 30, 2019, the Acquiring Fund’s Investor A shares outperformed the Target Fund’s common shares and performed in line with the Target Fund’s common shares, respectively. Over the one-year and ten-year periods ended September 30, 2019, the Target Fund’s common shares outperformed the Acquiring Fund’s Investor A shares.

Leverage and Cash Balances. Although the Funds’ respective investment objectives are substantially similar, the Acquiring Fund, as an open-end fund, is not able to employ leverage to the same extent as the Target Fund, a closed-end fund. The Target Fund’s use of leverage has historically contributed positively to the Target Fund’s net income per common share. Due to limitations on the use of leverage by an open-end fund, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Target Fund currently maintains.

Anticipated Tax-Free Merger; Certain Taxable Distributions. There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Merger, because the Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Merger, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. In addition, subject to approval of the Merger by Target Fund shareholders, the Target Fund will be required to sell portfolio securities in order to fund the redemption of all of the Target Fund’s outstanding preferred shares prior to the closing of the Merger, which may result in taxable distributions to shareholders. The Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Merger to satisfy expected redemption requests.

Terms of the Merger and Impact on Shareholders. The terms of the Merger are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Target Board considered that the aggregate net asset value of the Investor A shares of the Acquiring Fund that common shareholders of the Target Fund will receive in the Merger is expected to be equal to the aggregate net asset value of the common shares of the Target Fund held by such common shareholders, as of the close of business on the business day immediately prior to the closing date of the Merger.

Expected Costs of the Merger. The Target Fund will pay all of the costs associated with the Merger, which are estimated to be $287,970 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus and the Preferred Shares Proxy Statement). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities described below, will be borne indirectly by the Target Fund’s common shareholders regardless of whether the Merger is consummated. Preferred shareholders are not expected to bear any costs associated with the Merger.

At a series of meetings culminating in the Approval Meeting, the Target Board considered that at the Target Fund’s 2019 Annual Meeting, Target Fund shareholders approved the Non-Binding Shareholder Proposal. The Target Board currently believes that authorizing such a significant tender offer would have adverse consequences for the Target Fund and its shareholders because it could significantly reduce the Target Fund’s size, force the Target Fund to liquidate a large portion of its portfolio securities to pay for tendered shares (if the tender offer were not cancelled under the terms of the Non-Binding Shareholder Proposal), and lead to a material increase in the Target Fund’s expense ratio, while potentially having little or no long-term impact on the level of the discount at which the Target Fund’s common shares trade relative to their net asset value. At the Approval Meeting, the Target Board considered the recommendation of BlackRock to merge the Target Fund into the Acquiring Fund. The Target Board believes that the Merger would provide Target Fund common shareholders with the same liquidity that would be available upon conversion of the Target Fund into an open-end fund, which was one of the possibilities contemplated by the Non-Binding Shareholder Proposal, with the added benefits that may be derived from the larger scale of the Combined Fund.

The Target Board unanimously recommends that shareholders vote “FOR” approval of the Merger Agreement.

Capitalization

The following table sets forth: (i) as of January 31, 2020, the unaudited capitalization of the Target Fund; (ii) as of January 31, 2020, the unaudited capitalization of Investor A, Investor C, Institutional, Class K, Investor A1 and Investor C1 shares of the Acquiring Fund; and (iii) as of January 31, 2020, the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional, Class K, Investor A1 and Investor C1 shares of the Combined Fund assuming the Merger has been completed. The capitalizations will be different when the Merger is scheduled to be completed as a result of the redemption of the Target Fund’s preferred shares prior to the closing of the Merger and daily share purchase and redemption activity in the Acquiring Fund.

	Target Fund Common Shares (as of January 31, 2020)	Acquiring Fund Investor A Shares (as of January 31, 2020)	Pro Forma Adjustments to Acquiring Fund Investor A Shares[1,2]	Combined Fund Pro Forma Investor A Shares
Net Assets	$66,903,000	$837,942,344	$(2,937,970)	$901,907,373
Shares Outstanding	4,209,844	72,042,582	1,289,589	77,542,015
NAV per Share	$15.89	$11.63		$11.63

	Target Fund Preferred Shares (as of January 31, 2020)[3]	Pro Forma Adjustments to Acquiring Fund Preferred Shares[1,3]	Combined Fund Pro Forma Preferred Shares
Net Assets	$29,600,000	$(29,600,000)	—
Shares Outstanding	296	(296)	—
NAV per Share	$100,000.00

	Acquiring Fund Investor C Shares (as of January 31, 2020)[4]	Pro Forma Adjustments to Acquiring Fund Investor C Shares[1]		Combined Fund Pro Forma Investor C Shares
Net Assets	$132,233,489		$—	$132,233,489
Shares Outstanding	11,373,476		—	11,373,476
NAV per Share	$11.63	$		$11.63

	Acquiring Fund Institutional Shares (as of January 31, 2020)[4]	Pro Forma Adjustments to Acquiring Fund Institutional Shares[1]		Combined Fund Pro Forma Institutional Shares
Net Assets	$901,312,036		$—	$901,312,036
Shares Outstanding	77,537,464		—	77,537,464
NAV per Share	$11.62	$		$11.62

	Acquiring Fund Class K Shares (as of January 31, 2020)[4]	Pro Forma Adjustments to Acquiring Fund Class K Shares[1]		Combined Fund Pro Forma Class K Shares
Net Assets	$20,506,740		$—	$20,506,740
Shares Outstanding	1,763,966		—	1,763,966
NAV per Share	$11.63	$		$11.63

	Acquiring Fund Investor A1 Shares (as of January 31, 2020)[4]	Pro Forma Adjustments to Acquiring Fund Investor A1 Shares[1]		Combined Fund Pro Forma Investor A1 Shares
Net Assets	$101,672,595		$—	$101,672,595
Shares Outstanding	8,741,887		—	8,741,887
NAV per Share	$11.63	$		$11.63

	Acquiring Fund Investor C1 Shares (as of January 31, 2020)[4,5]	Pro Forma Adjustments to Acquiring Fund Investor C1 Shares[1]		Combined Fund Pro Forma Investor C1 Shares
Net Assets	$46,703		$—	$46,703
Shares Outstanding	4,016		—	4,016
NAV per Share	$11.63	$		$11.63

[1]	Assumes the Merger had taken place on January 31, 2020.

[2]	Adjusted for estimated Merger expenses of $287,970, undistributed capital gains of $2,560,000 and transaction costs of $90,000.

[3]	The Target Fund’s preferred shares will be redeemed prior to the closing of the Merger.

[4]	Investor C, Institutional, Class K, Investor A1 and Investor C1 Shares of the Acquiring Fund will not be issued in the Merger. The Target Fund does not have separate share classes.

[5]	Investor C1 Shares of the Acquiring Fund will be converted into Investor A Shares effective on or about the close of business on February 24, 2020.

Merger Expenses

The Target Fund will pay all of the costs associated with the Merger, which are estimated to be $287,970 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus and the Preferred Shares Proxy Statement). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities described immediately below, will be borne indirectly by the Target Fund’s common shareholders regardless of whether the Merger is consummated. Preferred shareholders are not expected to bear any costs associated with the Merger.

BlackRock has estimated that the brokerage commission and other transaction costs associated with the pre-Merger and post-Merger purchases and sales of portfolio securities will be approximately $90,000 and $0, respectively, or, based on shares outstanding as of February 3, 2020, $0.021 per share and $0 per share, respectively. In addition, BlackRock has estimated that the capital gains generated by the pre-Merger and post-Merger sales of portfolio securities will be approximately $2,700,000 and $0, respectively, or, based on shares outstanding as of February 3, 2020, $0.64 per share and $0 per share, respectively.

The expenses of the Merger include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in attending the meetings of the Boards and preparing the minutes of such Board meetings, obtaining opinions of counsel as to certain matters in connection with the closing of the Merger, the preparation of the Merger Agreement, this Proxy Statement/Prospectus and the Preferred Shares Proxy Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to printing and mailing this Proxy Statement/Prospectus and the Preferred Shares Proxy Statement, and any other legal and auditing fees in connection with the foregoing.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.

No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares that were converted into Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Merger.

6.

The basis of the Target Fund’s assets in the hands of the Merger Sub will be the same as the basis of such assets received by the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of June 30, 2019, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of June 30, 2019, 21% of the Target Fund’s total assets were invested in securities held by the Acquiring Fund. Approximately 50% of the securities of the Target Fund are anticipated to be sold in order to fund the redemption of the Target Fund’s outstanding preferred shares and reposition the Target Fund’s portfolio prior to the Merger, and approximately 0% of the securities of the Acquiring Fund are anticipated to be sold in connection with the Merger.

Prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder reinvests dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of ordinary income and capital gain) will be the same for federal income tax purposes whether received in cash or additional shares. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the redemption of the Target Fund’s preferred shares and/or repositioning of the Target Fund’s portfolio in connection with the Merger, the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Target Fund at the time of the Merger. As of December 31, 2019, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Capital losses to be carried forward	$450,895	$46,489,832

The Target Fund’s capital loss carryforwards arose in taxable years beginning after December 22, 2010 and can be carried forward indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Merger, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Merger and any gain realized as a result of the sale of the Acquiring Fund’s portfolio investments to meet additional redemption requests following the Merger, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Merger). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Rights and Obligations

The Acquiring Fund has established and designated six classes of shares, par value $0.10 per share, consisting of Investor A shares, Investor C shares, Institutional shares, Class K shares, Investor A1 and Investor C1 shares. The Acquiring Fund’s Investor C1 shares will be converted into Investor A shares of the Acquiring Fund effective on or about the close of business on February 24, 2020. Only the Investor A shares to be issued to Target Fund shareholders in the Merger are offered through this Proxy Statement/Prospectus. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Acquiring Board has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Acquiring Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning at least 10% of the outstanding shares of the Acquiring Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Acquiring Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Trust or the trustees. The Acquiring Trust’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust or the Acquiring Fund itself was unable to meet its obligations. The Acquiring Trust believes the likelihood of the occurrence of these circumstances is remote.

Shareholder Accounts and Plans; Share Certificates

If the Merger is approved, the Acquiring Fund will establish an account for each Target Fund common shareholder containing the appropriate number of Investor A shares of the Acquiring Fund (including fractional shares to three decimal places). Target Fund common shareholders who become holders of Investor A shares of the Acquiring Fund in the Merger will become eligible to participate in the account services and privileges available to holders of Investor A shares. For more information about these account services and privileges, see the section of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Account Services and Privileges.”

No certificates for Acquiring Fund shares will be issued as part of the Merger.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The Target Fund is a Maryland corporation, and the Acquiring Trust, of which the Acquiring Fund is a series, is a Massachusetts business trust. The following description is based on relevant provisions of applicable Maryland and Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Maryland law, Massachusetts law and each Fund’s operative documents.

In General

A fund organized as a Maryland corporation, such as the Target Fund, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL.

The directors of a Maryland corporation generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL.

A fund organized as a Massachusetts business trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as those of Maryland, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for of the Acquiring Trust (the “Acquiring Trust Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration contains such provisions.

Maryland Corporations

The Target Fund is governed by the MGCL, its charter (the “Target Fund Charter”) and its bylaws (the “Target Fund Bylaws,” together with the Target Fund Charter, the “Target Fund Governing Documents”). Some of the key provisions of the MGCL and the Target Fund Governing Documents are summarized below.

Shareholder Voting. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Target Fund Charter contains such provisions.

Shareholders may, in accordance with the terms of the Target Fund Bylaws, cause a meeting of shareholders to be held for any proper purpose, except for the election of Directors. Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements or of a change in fundamental policies, objectives or restrictions.

The Target Fund Charter also provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of the Target Fund with any other corporation, (ii) a sale of all or substantially all of the assets of the Target (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Target Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Board Members of the Target Board, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Target Fund entitled to vote thereon shall be required.

If any “plan of reorganization” (as such term is used under the 1940 Act) adversely affects the Target Fund’s preferred shares or for there to be any conversion of the Target Fund from a closed-end investment company to an open-end investment company, then such plan of reorganization or conversion will require the approval of either (i) 67% or more of the Target Fund’s outstanding preferred shares present at the Special Meeting, if the holders of more than 50% of the such preferred shares are present or represented by proxy or (ii) more than 50% of the Target Fund’s outstanding preferred shares, whichever is less, voting as a separate class, unless the Target Fund Charter provides for a higher percentage.

In addition, the Target Fund Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Target Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Board Members of the Target Board, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Target Fund entitled to vote thereon shall be required.

Election and Removal of Directors. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Under NYSE rules, the Target Fund is required to hold annual meetings of its shareholders to elect Board Members. As the Target Board is not classified or staggered as to the term of its Board Members, each Board Member stands for election at each annual meeting of the Target Fund’s shareholders.

For the Target Fund, a Board Member may be removed with or without cause, but only by action taken by holders of at least 66 2/3% of the shares of capital stock entitled to vote in an election to fill that directorship.

Holders of the Target Fund’s outstanding preferred shares voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of the Target Board at any annual meeting in which Board Members are elected.

With respect to the Target Fund, Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to Target Fund Bylaws, the Target Board elected to provide that vacancies on the Target Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

Amendments to the Charter. Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock, provided that the charter of the corporation does not prohibit such action by the board. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Target Fund Charter permits the Target Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Fund Charter does not prohibit the Target Board from doing so with respect to its common stock.

Issuance of Shares. If so provided by the charter, the MGCL provides that the board of directors of a Maryland corporation has the power to authorize the issuance of stock. Prior to issuance of shares of each class or series, the board of directors of a Maryland corporation may, in its sole discretion, set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability. Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability solely for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquiring Fund is governed by the Acquiring Trust Declaration and the Acquiring Fund’s bylaws (the “Acquiring Trust Bylaws,” together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Under the Acquiring Trust Declaration, any determination as to what is in the interests of the Acquiring Trust or the Acquiring Fund made by the Trustees in good faith is conclusive, and in construing the provisions of the Acquiring Trust Declaration, there is a presumption in favor of a grant of power to the Trustees. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

Shareholder Voting. The Acquiring Trust Declaration requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election or removal of trustees by shareholders, the merger or reorganization of the Fund (under certain circumstances) or sales of substantially all of its assets, the termination of the Trust or a series of the Trust, and matters required to be voted by the 1940 Act. Under the 1940 Act, the Acquiring Fund would be required to hold a shareholder meeting (1) to elect trustees if the appointment of a new trustee would cause the number of trustees elected by shareholders to be less than two-thirds of the total number of trustees; (2) to approve any change in the Acquiring Fund’s fundamental investment policies; (3) to approve material changes in the Acquiring Fund’s investment management or sub-advisory agreement; (4) in certain cases, to approve changes in the distribution and service plan under Rule 12b-1 under the 1940 Act, or (5) to approve certain reorganizations.

While the Target Fund is required to hold annual meetings of shareholders, the Acquiring Fund does not hold annual meetings. The Acquiring Fund is required to hold a meeting of shareholders when shareholder approvals are required under the 1940 Act or the Acquiring Trust Declaration, as noted above.

For the Acquiring Fund, special meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The Acquiring Trust Declaration provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Acquiring Fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Acquiring Trust Declaration provides that the trustees determine the size of the Acquiring Board, subject to a minimum and a maximum number. As noted above, shareholders of the Target Fund annually elect the directors of the Target Fund. In contrast, the Acquiring Trust Declaration provides that a trustee holds office until his or her successor has been elected and qualified, except in the event of the death, resignation, removal or incapacity of the trustee. Subject to the provisions of the 1940 Act, the Acquiring Trust Declaration also provides that vacancies on the Acquiring Board may be filled by the remaining trustees. Therefore, because the Acquiring Fund is not required to hold annual meetings, the Acquiring Fund will normally not hold meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. For the Acquiring Trust, a trustee may be removed by a written instrument signed by at least two-thirds of the remaining trustees or by vote of at least two-thirds of the outstanding shares of the Acquiring Trust.

Issuance of Shares. Under the Acquiring Trust Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes and Series. The Acquiring Trust Declaration gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, including conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series.

Amendments to Acquiring Trust Declaration. Amendments to the Acquiring Trust Declaration generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class. Certain amendments may be made by the trustees without a shareholder vote. Any amendment which would have the effect of reducing the amount payable with respect to shares upon liquidation of the Trust or that diminishes or eliminates any voting rights contained in the declaration of trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by class, except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The Acquiring Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Acquiring Trust and require the Acquiring Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. Similarly, the Acquiring Trust Governing Documents provide that any person who is a trustee, officer or employee of the Acquiring Trust is not personally liable to any person in connection with the affairs of the Acquiring Trust, other than to the Acquiring Trust and its shareholders, arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Acquiring Trust Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Acquiring Trust Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Legal Matters

Certain legal matters in connection with the issuance of Investor A shares of the Acquiring Fund pursuant to the Merger Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section provides certain additional information regarding the Acquiring Fund. Effective upon the closing of the Merger, the strategies, policies, terms and arrangements of the Acquiring Fund described below will be continued by the Combined Fund.

Investment Objective, Investment Process, Principal Investment Strategies and Other Strategies

Investment Objective

As noted above, the investment objective of the Acquiring Fund is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes. The Acquiring Fund’s investment objective is a fundamental policy of the Acquiring Fund and may not be changed without approval of a majority of the Acquiring Fund’s outstanding voting securities, as defined in the 1940 Act.

Investment Process

With respect to the Acquiring Fund, the investment process begins with bottom-up, fundamental analysis focused on sector and security selection, and then incorporates a macroeconomic framework for evaluating and managing risk, including geographic, technical and economic risk. The Acquiring Fund’s investment process is generally expected to place greater emphasis on duration management and capital structure compared to that of a more traditional municipal fixed-income fund. Acquiring Fund management may, but is not required to, employ hedging techniques in the Acquiring Fund. BlackRock considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors, including economic and financial conditions.

•

Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•

Duration Analysis — the average portfolio duration of the portfolio will generally be maintained within a range as determined from time to time. Duration is a measure, expressed in years, of the price sensitivity of a bond or a portfolio to changes in interest rates. Factors considered include interest rates, economic environment, Federal Reserve policy, market conditions, and characteristics of a particular security.

Principal Investment Strategies

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in investment grade New York municipal bonds. This is a fundamental policy of the Acquiring Fund and may not be changed without approval of a majority of the Acquiring Fund’s outstanding shares. The Acquiring Fund invests primarily in investment grade New York municipal bonds, which include among others, general obligation and revenue bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New York or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax. Investment grade securities are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. General obligation bonds are municipal securities that are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are municipal securities that are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source. At least 80% of the Acquiring Fund’s assets will be invested in investment grade securities.

Municipal bonds also include short-term tax-exempt obligations, like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Acquiring Fund may invest in both fixed rate and variable rate obligations.

The Acquiring Fund may invest in bonds of any maturity. Under normal circumstances, the Acquiring Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Acquiring Fund’s average weighted duration may vary significantly from time to time depending on the views of Acquiring Fund management.

The Acquiring Fund is permitted to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Acquiring Fund may also invest in other derivatives, such as swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives may allow the Acquiring Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Acquiring Fund may also invest in indexed and inverse floating rate obligations.

The Acquiring Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the Acquiring Fund transfers municipal bonds or other municipal securities into a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the Acquiring Fund. The Acquiring Fund may invest in TOB Residuals and may also invest in TOB Floaters. The Acquiring Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Acquiring Fund’s 80% policy. TOB Trusts have historically been established by third-party sponsors (e.g., banks, broker-dealers and other financial institutions). Rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) may preclude banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule.

The Acquiring Fund may invest up to 20% of its assets in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The Acquiring Fund may invest up to 20% of its assets in non-investment grade municipal bonds (high yield or junk bonds), including debt securities that at the time of purchase are in default or that the Acquiring Fund’s management team believes will be in default. Non-investment grade bonds are debt securities that, at the time of acquisition, are rated lower than investment grade (below the fourth highest rating category of the major rating agencies or are determined by Acquiring Fund management to be of similar quality). Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

The Acquiring Fund may also buy when-issued securities and participate in delayed delivery transactions. The Acquiring Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the principal strategies discussed above, the Acquiring Fund may also invest or engage in the following investments/strategies:

•

Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

•

Extreme Market Conditions — For temporary periods of extreme market conditions, the Acquiring Fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular Federal and State income tax). The Acquiring Fund, as a temporary defensive measure, may invest in an unlimited amount of short term taxable or tax-exempt money market obligations. Such temporary defensive strategies would be inconsistent with the Acquiring Fund’s principal investment strategies. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the Acquiring Fund’s opportunity to achieve its investment objective.

•

Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•

Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange-traded funds.

•

Repurchase Agreements or Purchase and Sale Contracts — The Acquiring Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such as repurchase agreements. Under a repurchase agreement, the Acquiring Fund buys a security at one price and simultaneously agrees to sell that same security back to the seller at a higher price.

•

Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Acquiring Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Acquiring Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Acquiring Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Acquiring Fund.

•

Temporary Investments — In addition to periods of extreme market conditions, the Acquiring Fund, for temporary periods, may invest up to 35% of its assets in short term or taxable money market obligations (the Acquiring Fund will generally not invest more than 20% of its assets in taxable money market obligations).

Investment Risks

The Acquiring Fund’s principal risks are described above under “Synopsis—Comparative Risk Information.”

The Acquiring Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Acquiring Fund shares and in the return on the Acquiring Fund’s portfolio. Borrowing will cost the Acquiring Fund interest expense and other fees. The costs of borrowing may reduce the Acquiring Fund’s return. Borrowing may cause the Acquiring Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Cyber Security Risk — Failures or breaches of the electronic systems of the Acquiring Fund, the Acquiring Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Acquiring Fund invests have the ability to cause disruptions and negatively impact the Acquiring Fund’s business operations, potentially resulting in financial losses to the Acquiring Fund and its shareholders. While the Acquiring Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems of the Acquiring Fund’s service providers or issuers of securities in which the Acquiring Fund invests.

Expense Risk — Acquiring Fund expenses are subject to a variety of factors, including fluctuations in the Acquiring Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Acquiring Fund’s net assets decrease due to market declines or redemptions, the Acquiring Fund’s expenses will increase as a percentage of Acquiring Fund net assets. During periods of high market volatility, these increases in the Acquiring Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Acquiring Fund acquires shares of investment companies, including ones affiliated with the Acquiring Fund, shareholders bear both their proportionate share of expenses in the Acquiring Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Acquiring Fund is held by an affiliated fund, the ability of the Acquiring Fund itself to hold other investment companies may be limited.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Acquiring Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Acquiring Fund may lose money.

Valuation Risk — The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A shares of the Acquiring Fund. The offering price for Investor A shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $250,000 or more in Investor A shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional, Class K and Premier shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the Acquiring Fund SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier shares,

ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Acquiring Fund will hold Investor A shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

i.	The current value of an investor’s existing Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional, Class K and Premier shares in most BlackRock Funds,

ii.	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

iii.	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A shares without paying a sales charge:

•	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

•

Rollovers of current investments through certain employer-sponsored retirement plans, provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

•	Insurance company separate accounts;

•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Acquiring Fund;

•	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•

Persons associated with the Acquiring Fund, the Acquiring Fund’s manager, the Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

•	State sponsored 529 college savings plans.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A shares of the Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A shares of the same Fund. In such cases, such exchange would not be subject to an Investor A shares sales charge. The availability of Investor A shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $250,000 or more in Investor A shares, you will not pay any initial sales charge. However, if you redeem your Investor A shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “—Contingent Deferred Sales Charge Waivers” below.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional shares are not. The Distributor normally pays the annual Investor A shares service fee to dealers as a shareholder servicing fee on a monthly basis.

If the Merger is consummated, current Target Fund common shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Merger for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A shares may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Acquiring Fund through such plans;

•	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;

•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 72;

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

•	Redemptions made with respect to certain retirement plans sponsored by the Acquiring Fund, BlackRock or an affiliate;

•

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

•	Involuntary redemptions made of shares in accounts with low balances;

•	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by the Acquiring Fund, BlackRock or an affiliate;

•	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Acquiring Fund SAI, which is available on the website or on request.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as the Acquiring Fund’s distributor.

Plan Payments

The Acquiring Trust, on behalf of the Acquiring Fund, has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its shares that allows the Acquiring Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor A shares do not pay distribution fees, but do pay shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A shares of the Acquiring Fund. The shareholder servicing fee payment is equal to 0.25% of the average daily net asset value of Investor A shares of the Acquiring Fund.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A shares of the Acquiring Fund:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and

•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Acquiring Fund’s shares.

Because the fees paid by the Acquiring Fund under the Plan are paid out of Acquiring Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Acquiring Fund SAI.

Other Payments by the Acquiring Fund

In addition to fees that the Acquiring Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Acquiring Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Acquiring Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Acquiring Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Acquiring Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Acquiring Fund. These payments would be in addition to the Acquiring Fund payments described in this Proxy Statement/Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Acquiring Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the Acquiring Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Dividends, Distributions and Taxes

The Acquiring Fund will distribute net investment income, if any, monthly and net realized capital gain, if any, at least annually. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of the Acquiring Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your Financial Intermediary or the Acquiring Fund. Although this cannot be predicted with any certainty, the Acquiring Fund anticipates that a portion of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Acquiring Fund held the assets sold.

The Acquiring Fund intends to make income distributions, most of which will be excludable from gross income for Federal income tax purposes. Some distributions may be taxable.

The Acquiring Fund will purchase a municipal security only if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes and exempt from New York State income taxes. For purposes of the Acquiring Fund’s investment strategies, municipal securities and municipal bonds do not include certain tax credit bonds or tax subsidy bonds issued by municipalities and/or states, the interest of which is generally taxable for Federal income tax purposes. Holders of tax credit bonds may be entitled to be allocated income tax credits of certain amounts. To the extent that the dividends distributed by the Acquiring Fund are derived from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after the Acquiring Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Acquiring Fund realizes from its investments. As a result, a larger portion of the Acquiring Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Acquiring Fund. Payments received by the Acquiring Fund from swap agreements will generally produce taxable income, while payments made by the Acquiring Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Acquiring Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

Distributions derived from taxable interest income or capital gains on portfolio securities or derivative instruments, if any, will be subject to Federal income taxes. If you redeem or exchange Acquiring Fund shares, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Acquiring Fund’s investments in private activity bonds.

Generally, within 60 days after the end of the calendar year, the Acquiring Fund or your Financial Intermediary will tell you the amount of exempt-interest dividends, taxable dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you, regardless of how long you have held your shares in the Acquiring Fund. The tax treatment of dividends from the Acquiring Fund is the same whether you choose to receive them in cash or to have them reinvested in shares of the Acquiring Fund.

You will pay tax on dividends from the Acquiring Fund (other than tax-exempt dividends) whether you receive them in cash or additional shares. If you redeem Acquiring Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Purchase, Redemption, Exchange and Transfer of Shares

Availability and Minimum Investment

Investor A shares of the Acquiring Fund are generally available through Financial Intermediaries. Investor A shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with the Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A shares.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A shares of the Acquiring Fund through your Financial Intermediary. You may also buy, sell, exchange and transfer Investor A shares of the Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Fund is generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, the Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, the Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A shares).

Certain factors, such as the amount of your investment, your time frame for investing and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

	Next, determine the amount of your investment	Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.”
Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Acquiring Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Acquiring Fund’s “Fees and Expenses” table.

The Acquiring Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional

Your Choices	Important Information for You to Know
purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.
Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Acquiring Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the following address: P.O. Box 9819, Providence, Rhode Island 02940-8019.

Purchase by VRU: Investor Shares may also be purchased by use of the Acquiring Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. The Acquiring Fund limits Internet purchases in shares of the Acquiring Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Acquiring Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Acquiring Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Acquiring Fund or any of its affiliates incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or

	Your Choices	Important Information for You to Know
contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the AIP

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Additional Information About the Acquiring Fund—Account Services and Privileges” section of this Proxy Statement/Prospectus below.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Acquiring Fund.

For shares purchased directly from the Acquiring Fund, a check payable to BlackRock Funds which bears the name of the Acquiring Fund must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Acquiring Fund does not accept third-party checks. You may also wire Federal funds to the Acquiring Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A shares. The price of your shares is based on the next calculation of the Acquiring Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Regardless of the method the Acquiring Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will

Your Choices	Important Information for You to Know

be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

The Acquiring Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Acquiring Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Acquiring Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Acquiring Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Acquiring Fund’s automated VRU service. Payment for Investor A shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor A shares redeemed by Internet may be made for non-retirement

Your Choices	Important Information for You to Know

accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Acquiring Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within three business days following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The Acquiring Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the net asset value next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Acquiring Fund at the net asset value as of the date of payment of the distribution.

Your Choices	Important Information for You to Know

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Acquiring Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Acquiring Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Acquiring Fund’s custodian is open for business. The Acquiring Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Acquiring Fund, an earlier payment could adversely affect the Acquiring Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Acquiring Fund.

The Acquiring Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Acquiring Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Acquiring Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Acquiring Fund’s custodian is closed is normally sent on the next business day following redemption on which the Acquiring Fund’s custodian is open for business.

The Acquiring Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Acquiring Fund, an earlier payment could adversely affect the

	Your Choices	Important Information for You to Know

Acquiring Fund. No charge for sending redemption payments via ACH is imposed by the Acquiring Fund.

***

If you make a redemption request before the Acquiring Fund has collected payment for the purchase of shares, the Acquiring Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

Redemption Proceeds

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the SAI, and/or (iii) transferring portfolio securities in-kind to you. The SAI includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable.

If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A shares of the Acquiring Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

You can exchange $1,000 or more of Investor A shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Acquiring Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Acquiring Fund and do not meet applicable minimums.

	Your Choices	Important Information for You to Know

There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Acquiring Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Acquiring Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Acquiring Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Acquiring Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Acquiring Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Your Choices	Important Information for You to Know
Transfer to a non-participating Financial Intermediary

You must either:

•  Transfer your shares to an account with the Acquiring Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Acquiring Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.
Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege		If you redeem Investor A shares and buy new Investor A shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Acquiring Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Acquiring Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

•

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

•	Redeem shares for property other than cash as may be permitted under the Investment Company Act; and

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Acquiring Fund position you hold within your account (“Acquiring Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Acquiring Fund Minimum before the Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Acquiring Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A shares in the program may be eligible to purchase additional shares of the respective share class of the Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

Valuation of Shares

When you buy Acquiring Fund Shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Investor A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.25% as a percentage of offering price. Acquiring Fund Shares are also redeemed at their net asset value, minus any applicable deferred sales charge or redemption fee. The Acquiring Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s net asset value may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Acquiring Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Acquiring Fund’s net asset value.

The Acquiring Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the net asset value next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI.

Market Timing Trading Policies and Procedures

The Acquiring Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor A shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described above under “Additional Information About the Acquiring Fund—Valuation of Shares.”

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Acquiring Board has approved the policies discussed below to seek to deter market timing activity. The Acquiring Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s transfer agent, pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

This section provides certain additional information regarding the Target Fund. Effective upon the closing of the Merger, the strategies, policies, terms and arrangements of the Acquiring Fund described above under “Additional Information About the Acquiring Fund” will be continued by the Combined Fund.

General

The Target Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Target Fund was incorporated under the laws of the State of Maryland on May 15, 2003 and commenced operations on August 1, 2003.

Investment Objectives and Policies

The Target Fund’s investment objective is to provide common stockholders with high current income exempt from Federal income tax and New York State and New York City personal income taxes. The Target Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax (previously defined as “Municipal Bonds”) and New York State and New York City personal income taxes (previously defined as “New York Municipal Bonds”). Unless otherwise indicated, references in this Proxy Statement/Prospectus to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Target Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act). To the extent BlackRock considers that suitable New York Municipal Bonds are not available for investment, the Target Fund may purchase other municipal obligations exempt from Federal income tax but not New York State and New York City personal income taxes. Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Target Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by BlackRock, of three to ten years. This is a non-fundamental policy and may be changed by the Target Fund’s Board of Directors provided that shareholders are provided with at least 60 days’ prior notice of any change as required by the 1940 Act. The Target Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Target Fund. The Target Fund may invest directly in such securities or synthetically through the use of derivatives. There can be no assurance that the Target Fund’s investment objective will be realized.

Under normal market conditions, the Target Fund expects to invest at least 75% of its total assets in Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of BlackRock, to other obligations in which the Target Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

The Target Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by BlackRock to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See “—Description of Municipal Bonds—‘High Yield’ or ‘Junk’ Bonds.” The Target Fund does not intend to purchase debt securities that are in default or which BlackRock believes will soon be in default.

The Target Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Target Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Target Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Target Fund to certain risks.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal market conditions, the Target Fund expects to maintain a dollar-weighted average portfolio duration of three to ten years. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. BlackRock increases or reduces the Target Fund’s portfolio duration based on its interest rate outlook. When BlackRock expects interest rates to fall, it attempts to maintain a longer portfolio duration. When BlackRock expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, BlackRock believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Target Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as “Temporary Investments”). In addition, the Target Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of BlackRock, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Target Fund may also realize taxable capital gains.

The Target Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. See “Other Investment Policies — Temporary Investments.” The Target Fund’s hedging strategies, which are described in more detail under “Hedging Transactions — Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Target Board without the approval of the Target Fund’s shareholders. The Target Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Target Board Fund and BlackRock will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Target Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and New York State and New York City personal income taxes. The Target Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Target Fund believes such securities to be exempt from Federal income taxation and New York State and New York City personal income taxation (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Target Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Target Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds in which the Target Fund invests. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of tax-exempt securities classified as PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Target Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Target Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Target Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Target Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Target Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Target Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Target Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Target Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Target Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Target Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Target Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Target Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Target Fund’s operating expenses and adversely affect the net asset value of the Target Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Target Fund would not have the right to take possession of the assets. Any income derived from the Target Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Target Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, may limit the extent to which the Target Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Target Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Target Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Target Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Target Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Target Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Target Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Target Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Target Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Target Fund invests in these types of Municipal Bonds, the Target Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Target Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Target Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Target Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. See “—Leverage—Tender Option Bond Transactions.”

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Target Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Target Fund may also purchase or sell securities on a delayed delivery basis. The Target Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Target Fund enters into the commitment and the value of the securities will thereafter be reflected in the Target Fund’s net asset value. The Target Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Target Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Target Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Target Fund’s purchase price. The Target Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Target Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Target Fund on the settlement date. In these cases the Target Fund may realize a taxable capital gain or loss.

When the Target Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Target Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Target Fund starting on the day the Target Fund agrees to purchase the securities. The Target Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Target Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Target Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Target Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Target Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or are unrated securities that are considered by BlackRock to possess similar credit characteristics. Municipal Bonds of below investment grade quality are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Target Fund invests in lower grade securities that have not been rated by a rating agency, the Target Fund’s ability to achieve its investment objective will be more dependent on BlackRock’s credit analysis than would be the case when the Target Fund invests in rated securities.

Leverage

The Target Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Target Fund currently leverages its assets through the use of preferred shares and tender option bonds.

Under the 1940 Act, the Target Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Target Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Target Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the preferred shares’ governing instruments, counterparties or by agencies rating the preferred shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Target Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Target Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Target Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Target Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Target Fund had not used leverage. Furthermore, the value of the Target Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Target Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Target Fund’s net asset value positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Target Fund’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Target Fund’s net asset value, market price and dividend rate than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Target Fund’s common shares than if the Target Fund were not leveraged. In addition, the Target Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Target Fund to incur losses. The use of leverage may limit the Target Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Target Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the common shares. During periods in which the Target Fund is using leverage, the fees paid to BlackRock for advisory services will be higher than if the Target Fund did not use leverage, because for purposes of calculating the Target Fund’s management fee as a percentage of the Target Fund’s average daily net assets, “net assets” mean the total assets of the Target Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares) and the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Target Fund’s net asset value. The Target Fund’s leveraging strategy may not be successful.

There can be no assurance the Target Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Target Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Target Fund’s leverage strategy will be successful. The use of leverage can create risks.

Preferred Shares. The Target Fund has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, the Target Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Target Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Target Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Target Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Target Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, the Target Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Target Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Target Fund’s leveraged structure to holders of common shares will be reduced.

Tender Option Bonds. The Target Fund currently leverages its assets through the use of residual interest municipal tender option bonds (previously defined as “TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Target Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Target Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (previously defined as a “TOB Trust”) formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (previously defined as “TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Target Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Target Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Target Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Target Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) may contribute municipal bonds to a TOB Trust into which the Target Fund has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Target Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Target Fund generally provide the Target Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Target Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Target Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Target Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Target Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Target Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Target Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Target Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Target Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Target Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Target Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Target Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Target Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Target Fund invests in a recourse TOB Trust, the Target Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of the Target Fund that are deposited into a TOB Trust are investments of the Target Fund and are presented on the Target Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Target Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by the Target Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Target Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Target Fund may be presented as loans of the Target Fund in the Target Fund’s financial statements even if there is no recourse to the Target Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Target Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Target Fund that are not owned by the Target Fund. The use of TOB Residuals may also require the Target Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Target Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or Securities and Exchange Commission (“SEC”) guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Target Fund’s ability to enter into or manage TOB Trust transactions.

Derivatives. The Target Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Target Fund may enter into are also referred to as “Strategic Transactions.” The Target Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Target Fund to make payments, the Target Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Target Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Target Fund under the terms of such transactions is represented by the notional amounts of such investments, the Target Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Target Fund under the terms of such transactions is represented by the market value of the Target Fund’s current obligations, the Target Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Target Fund to deliver particular securities to extinguish the Target Fund’s obligations under such transactions the Target Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Target Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Target Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Target Fund’s limitations on borrowings discussed above, but may create leverage for the Target Fund. To the extent that the Target Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Target Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Borrowings. The Target Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Target Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock, or for temporary, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise, might require untimely dispositions of portfolio securities. Borrowings by the Target Fund (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, the Target Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Strategic Transactions

The Target Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Target Fund’s investment restrictions. While the Target Fund’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of the Target Fund’s common shares, the net asset value of the Target Fund’s common shares will fluctuate. No assurance can be given that the Target Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Target Fund to use Strategic Transactions successfully will depend on BlackRock’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Target Fund to the risk that, if BlackRock incorrectly forecasts market values, interest rates or other applicable factors, the Target Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Target Fund’s portfolio. The Target Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Target Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Target Fund can realize on an investment or may cause the Target Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Target Fund’s common shares, Strategic Transactions will result in a larger impact on the net asset value of the common shares than would be the case if the common shares were not leveraged. Furthermore, the Target Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of the Target Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Target Fund and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Target Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Target Fund for investment purposes.

For so long as the preferred shares are rated by a rating agency, the Target Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the preferred shares from one or more rating agencies, the Target Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Target Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Target Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Target Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Target Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Target Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Target Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Target Fund at the stated exercise price until the option expires. The Target Fund writes only covered call options, which means that so long as the Target Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Target Fund receives a premium from writing a call option, which increases the Target Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Target Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Target Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Target Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Target Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Target Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Target Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Target Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Target Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Target Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Target Fund will only enter into OTC options with counterparties BlackRock believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Target Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Target Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Target Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Target Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Target Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. The Target Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Target Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if BlackRock should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Target Fund invests to make such hedging appropriate.

Futures Strategies. The Target Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Target Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Target Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Target Fund’s investments that are being hedged. While the Target Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Target Fund’s investments being hedged. In addition, the ability of the Target Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Target Fund. Employing futures as a hedge also may permit the Target Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Target Fund intends to purchase a security, the Target Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Target Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Target Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Target Fund may purchase a call option on a futures contract to hedge against a market advance when the Target Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Target Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Target Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Target Fund may purchase a put option on a futures contract to hedge the Target Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Target Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Target Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Target Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Target Fund.

Counterparty Credit Standards. To the extent that the Target Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Target Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Target Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. BlackRock will seek to minimize the Target Fund’s exposure to counterparty risk by entering into such transactions with counterparties BlackRock believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Target Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Target Fund has adopted certain other policies as set forth below.

Temporary Investments

The Target Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Target Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Target Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions

In order to seek to hedge the value of the Target Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, or to seek to increase the Target Fund’s return, the Target Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Target Fund enters into these transactions, the Target Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Target Fund anticipates purchasing at a later date. The Target Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Target Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Target Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Target Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Target Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Target Fund and increase the Target Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Target Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Target Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Target Fund can create a synthetic long or short position, allowing the Target Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Target Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Target Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Target Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Target Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Target Fund, which would cause the Target Fund to make payments to its counterparty in the transaction that could adversely affect the Target Fund’s performance.

The Target Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Target Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Target Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Target Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Target Fund or that the Target Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Target Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Target Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Credit Default Swap Agreements

The Target Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Target Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Target Fund may be either the buyer or seller in the transaction. If the Target Fund is a buyer and no credit event occurs, the Target Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Target Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Target Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Target Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Target Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Target Fund will enter into credit default swap agreements only with counterparties BlackRock believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Target Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Target Fund).

The Target Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Target Fund’s exposure (any accrued but unpaid net amounts owed by the Target Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Target Fund is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that the Target Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Target Fund’s portfolio. Such segregation or designation will not limit the Target Fund’s exposure to loss.

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Target Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Target Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Target Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Target Fund has been advised by its counsel that the Target Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as the Target Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Target Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Board Members of the Target Board may adopt guidelines and delegate to BlackRock the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Target Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of BlackRock. In addition, the Target Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of BlackRock, market conditions warrant.

Repurchase Agreements

The Target Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Target Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Target Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Target Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Target Fund may be delayed or limited.

In general, for federal, New York State and New York City personal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Short Sales

The Target Fund may make short sales of securities. A short sale is a transaction in which the Target Fund sells a security it does not own in anticipation that the market price of that security will decline. The Target Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

When the Target Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Target Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Target Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash or liquid securities similar to those borrowed. The Target Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Target Fund on such security, the Target Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss. Conversely, if the price declines, the Target Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Target Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Target Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

Investment in Other Investment Companies

The Target Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Target Fund. In accordance with the 1940 Act, the Target Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Target Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Target Fund’s total assets may be invested in securities of any investment company. The Target Fund has received an exemptive order from the SEC permitting it to invest in affiliated registered money market Target Funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Target Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Target Fund’s total assets at any time. If the Target Fund acquires shares in investment companies, common shareholders would bear both their proportionate share of expenses in the Target Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Description of Capital Stock

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $0.10 per share, all of which shares initially were classified as common shares. The Target Board is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

Common Shares

Common shares, when issued and outstanding, will be fully paid and non-assessable. Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each common share held.

So long as any of the Fund’s preferred shares are outstanding, common shareholders will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

Preferred Shares

Subject to approval of the Merger Agreement by Target Fund shareholders, the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger. Accordingly, preferred shareholders will not become shareholders of the Combined Fund as a result of the Merger.

The Target Fund Charter authorizes the issuance of 200,000,000 shares of common stock, par value $0.10 per share, of which 296 shares were reclassified as shares of preferred stock of the Target Fund, par value $0.10 per share, as Variable Rate Demand Preferred Shares, which were designated “Series W-7 Variable Rate Demand Preferred Shares” (also referred to herein as “VRDP Shares”). The Target Fund’s VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the 1933 Act on September 15, 2011. The Target Fund’s VRDP Shares have a liquidation preference of $100,000 per share. The aggregate principal amount of the Target Fund’s VRDP Shares equals $29,600,000. The Target Fund’s outstanding VRDP Shares are fully paid and non-assessable and have no preemptive or cumulative voting rights.

The Target Fund’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by Bank of America, N.A. acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). The Target Fund entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that require a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between the Target Fund and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on April 30, 2021.

The Liquidity Facility requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. The Target Fund is required to redeem the Target Fund’s VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Target Fund is required to segregate liquid assets to fund the redemption. In the event the Fee Agreement for the Target Fund is not renewed or is terminated in advance, and the Target Fund does not enter into a fee agreement with an alternate liquidity provider, the Target Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Fee Agreement. There is no assurance the Target Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during the Special Rate Period (as defined and described below), holders of VRDP Shares have the right to give notice on any business day to tender the VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. The Target Fund’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during the Special Rate Period, the Target Fund may incur remarketing fees at the annual rate of 0.10% on the aggregate principal amount of the Target Fund’s VRDP Shares.

The Target Fund is required to redeem its VRDP Shares on October 1, 2041, the mandatory redemption date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, the Target Fund is required to begin to segregate liquid assets with the Target Fund’s custodian to fund the redemption. In addition, the Target Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Target Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Target Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during the Special Rate Period, dividends on the Target Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes. At the date of issuance, the VRDP Shares of the Target Fund were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 12, 2012, the VRDP Shares of the Target Fund were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares of the Target Fund continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the Special Rate Period, as described below. The short-term ratings on the Target Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during the Special Rate Period, a change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

The Target Fund’s VRDP Shares are senior in priority to the Target Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The Target Fund’s VRDP Shares will rank on parity with other preferred shares of the Target Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Target Fund. The 1940 Act prohibits the declaration of any dividend on the Target Fund’s common shares or the repurchase of the Target Fund’s common shares if the Target Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, the Target Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Target Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

The holders of the Target Fund’s VRDP Shares have voting rights equal to the Target Fund’s common shareholders (one vote per share) and will vote together with such common shareholders (one vote per share) as a single class. However, the Target Fund’s VRDP Shares, voting as a separate class, are also entitled to elect two Board Members for the Target Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the holders of VRDP Shares of the Target Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Target Fund, (b) change the Target Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

On October 22, 2015, the Target Fund commenced a three-year special rate period ending April 18, 2018 with respect to its VRDP Shares (the “Special Rate Period”). This Special Rate Period has been extended until April 30, 2021. Prior to April 30, 2021, the holders of the VRDP Shares and the Target Fund may mutually agree to extend the Special Rate Period. If the Special Rate Period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the Special Rate Period and will be remarketed and available for purchase by qualified institutional investors. The Liquidity Facility remains in effect for the duration of the Special Rate Period and the VRDP Shares are still subject to mandatory redemption by the Target Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the Special Rate Period. Short-term ratings may be re-assigned upon the termination of the Special Rate Period.

During the Special Rate Period, the Target Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the Special Rate Period.

During the Special Rate Period, the Target Fund will pay no fees to the liquidity provider and remarketing agent, but will instead and pay dividends monthly based on the sum of 70% of the one-month London Interbank Offered Rate (LIBOR) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”). As of July 31, 2019, the VRDP Shares were assigned long-term ratings of Aa2 from Moody’s and AAA from Fitch. The annualized dividend rate of the VRDP Shares for the fiscal year ended July 31, 2019 was 2.57%.

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency.

Under the Target Fund’s Fee Agreement with the liquidity provider, during the Special Rate Period, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Target Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which holders of the VRDP Shares are entitled to vote under the 1940 Act and all other rights given to holders of the VRDP Shares with respect to the election of the Board; (ii) the conversion of the Target Fund from a closed-end management investment company to an open-end fund, or to change the Target Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Target Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Target Fund’s registration statement.

If the Special Rate Period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of the Special Rate Period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the Target Fund after six months of continuous, unsuccessful remarketing.

Authorized Shares

The following table provides the Fund’s authorized shares and common shares and preferred shares outstanding as of February 3, 2020.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount held by Fund
Common Shares	199,998,464	0	4,209,844
VRDP Shares	296	0	296
Auction Market Preferred Stock, Series F7	1,240	0	0

Subject to Target Fund shareholder approval of the Merger, all of the Target Fund’s outstanding preferred shares will be redeemed prior to the closing of the Merger.

GENERAL INFORMATION

Shareholders of the Target Fund and the Acquiring Fund

As of February 3, 2020, the Directors and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of February 3, 2020, no person was known by the Target Fund to own beneficially or of record 5% or more of shares of the Target Fund, except as set forth in the table below. Information in the table below regarding the number and percentage of shares of the Target Fund owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Target Fund on or before December 19, 2020.

Name	Address	Percentage of Common Shares Held	Percentage of VRDP Shares Held
Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor New York, NY 10174	12.20%	—
Bank of America Corporation	100 North Tyron Street Charlotte, NC 28255	—	100.00%

As of February 3, 2020, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of February 4, 2020, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as set forth in the table below.

Name	Address	Percentage	Class
JP Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	23.01	Investor A Shares
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	16.67	Investor A Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	15.79	Investor A Shares
Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	13.38	Investor A Shares
National Financial Services LLC	499 Washington Blvd. 5th Floor Jersey City, NJ 07310-2010	9.25	Investor A Shares
Morgan Stanley Smith Barney LLC	1 New York Plaza, 12th Floor New York, NY 10004-1901	9.12	Investor A Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	70.12	Investor A1 Shares
National Financial Services LLC	499 Washington Blvd. 5th Floor Jersey City, NJ 07310-2010	5.67	Investor A1 Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	19.63	Investor C Shares
JP Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	18.32	Investor C Shares
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	13.88	Investor C Shares
Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	12.88	Investor C Shares
Morgan Stanley Smith Barney LLC	1 New York Plaza, 12th Floor New York, NY 10004-1901	9.98	Investor C Shares
National Financial Services LLC	499 Washington Blvd. 5th Floor Jersey City, NJ 07310-2010	7.32	Investor C Shares

Name	Address	Percentage	Class
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402-2405	5.56	Investor C Shares
Oppenheimer & Co Inc.	301 Bellevue Parkway Wilmington, DE 19809-3716	88.94	Investor C1 Shares
Richard W Woolsey	301 Bellevue Parkway Wilmington, DE 19809	11.05	Investor C1 Shares
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	20.12	Institutional Shares
National Financial Services LLC	499 Washington Blvd. 5th Floor Jersey City, NJ 07310-2010	12.06	Institutional Shares
American Enterprise Investment Services	707 2nd Avenue South Minneapolis, MN 55402-2405	11.59	Institutional Shares
Morgan Stanley Smith Barney LLC	1 New York Plaza, 12th Floor New York, NY 10004-1901	10.43	Institutional Shares
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.31	Institutional Shares
UBS WM USA	1000 Harbor Blvd. Weehawken, NJ 07086	8.41	Institutional Shares
Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	7.76	Institutional Shares
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	7.74	Institutional Shares
Maril & Co FBO JD	480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	75.77	Class K Shares
Edwards D Jones and Co. FBO of Customers	12555 Manchester Road St. Louis, MO 63131-3710	13.76	Class K Shares
JP Morgan Securities LLC	4 Chase Metrotech Center Brooklyn, NY 11245	9.85	Class K Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Expenses of Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of the Notice of Special Meeting of Stockholders and this Proxy Statement/Prospectus with its enclosures on or about February [●], 2020. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of BlackRock and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet.

The Target Fund and BlackRock have retained Georgeson, LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson, LLC’s services in connection with the proxy is anticipated to be approximately $17,200. The Target Fund will bear these expenses of the proxy solicitation, in addition to the other expenses of the Merger described above under “Information About the Merger—Merger Expenses.”

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act requires the Target Fund’s Board Members, executive officers, persons who own more than ten percent of a registered class of the Target Fund’s equity securities, BlackRock and certain officers of BlackRock (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Target Fund shares with the SEC and to furnish the Target Fund with copies of all such reports. Based solely on a review of copies of such reports furnished to the Target Fund and representations from these reporting persons, the Target Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Target Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Shareholder Proposals

To be considered for presentation at a shareholder meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Target Fund Bylaws were filed with the SEC on September 21, 2010 on Form 8-K and the Acquiring Trust Bylaws were filed with the SEC on January 25, 2018 on Form N-1A pursuant to Rule 485(b) under the 1933 Act. Shareholders may obtain copies of such documents as described on pages ii-iii of this Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

Shareholders who want to communicate with a Board or any individual Board Member should write to the attention of the Secretary of the applicable Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Target Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of the Target Fund 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Target Board. Such letters may be submitted on an anonymous basis.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Target Board, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Other Information

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Target Fund.

A list of the Target Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

John M. Perlowski

President and Chief Executive Officer

BlackRock Muni New York Intermediate Duration Fund, Inc.

February [●], 2020

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], 2020 by and among BlackRock Multi-State Municipal Series Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of its separate series BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”), a Maryland corporation, and New York Municipal Opportunities Fund, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Trust and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund will consist of the merger pursuant to the laws of the State of Maryland and the Commonwealth of Massachusetts of the Target Fund with and into the Merger Sub pursuant to which shares of common stock of the Target Fund will be converted into newly issued Investor A shares of beneficial interest, par value $0.10 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, the Target Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquiring Fund is a separate series of the Acquiring Trust, an open-end management investment company registered under the 1940 Act, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Merger; and

WHEREAS, the Board of Directors of the Target Fund (the “Target Fund Board” and together with the Acquiring Trust Board, the “Boards” and each, a “Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing holders of shares of common stock of the Target Fund (“Target Fund Shareholders”) will not be diluted with respect to net asset value as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1 MERGER. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Maryland and the Commonwealth of Massachusetts, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i) Each share of common stock of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3; and

(ii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b) The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c) At the Effective Time, the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, shall succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Merger Sub without further act or deed. The Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Target Fund, and any claim or judgment against the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d) The Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders pursuant to Section 2.3. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e) Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing, as applicable, one or more articles of merger (collectively, the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland in accordance with the laws of the State of Maryland and a certificate of merger (the “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts. The Merger shall become effective at such date and time as the Acquiring Fund Parties and the Target Fund shall agree and specify in the Articles of Merger and the Certificate of Merger (the “Effective Time”).

(f) The Target Fund agrees to dispose of certain assets prior to the Closing Date (as defined below), but only if and to the extent necessary, so that at the Closing (as defined in Section 3.1), when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the investment adviser to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2 SHAREHOLDER ACCOUNTS. Acquiring Fund Shares received in the Merger will not be subject to a front-end or deferred sales charge. Any account minimums of the Acquiring Fund will be waived for shareholders accounts established in connection with the Merger.

1.3 DISSOLUTION, LIQUIDATION AND TERMINATION OF MERGER SUB. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.4 ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.5 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.7 BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1 VALUATION OF TARGET FUND SHARES. The net asset value per share of the Target Fund Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), after the payment of the dividends pursuant to paragraph 8.6, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF ACQUIRING FUND SHARES. The net asset value per Acquiring Fund Share, and to the extent necessary, fractional Acquiring Fund Shares, shall be the net asset value per share for Investor A shares computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares (including fractional shares to three (3) decimal places) equal to one multiplied by the quotient of the net asset value per share of the Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by the Target Fund Shareholders as of such time.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of the Target Fund are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of the Target Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on [●], 2020, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. (Eastern time) on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund Parties at the Closing.

3.3 CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund Shareholders or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of the Target Fund Shareholders on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund Parties as follows:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result in violation of, any provision of the Target Fund’s Charter or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed to the Acquiring Fund Parties. Except as otherwise disclosed to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Acquiring Fund Parties, and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Target Fund for the fiscal year ended July 31, 2019, which have been audited by Deloitte & Touche LLP, and the unaudited financial statements of the Target Fund for the semi-annual period ended January 31, 2020, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(g) There have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Target Fund for the fiscal year ended July 31, 2019 and the unaudited financial statements of the Target Fund for the semi-annual period ended January 31, 2020 (other than changes occurring in the ordinary course of business) and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i) The authorized capital of the Target Fund consists of 199,998,464 shares of common stock, par value $0.10 per share, 296 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.10 per share, and 1,240 shares of preferred stock designated as Auction Market Preferred Stock, Series F7, par value $0.10 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of common stock of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the certificate and records of the Target Fund and its transfer agent as provided to the Acquiring Fund pursuant to Section 3.3(a). The Target Fund has no outstanding shares of preferred stock other than the VRDP Shares. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Target Fund for use in any no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the Target Fund Shareholders and a prospectus of the Acquiring Fund, with respect to the transactions contemplated herein (the “Combined Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “Registration Statement”), on its effective date, at the time of the meeting of the Target Fund’s stockholder meeting called to vote on this Agreement (the “Target Fund Shareholder Meeting”) and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Target Fund Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(n) The proxy statement for holders of the Target Fund’s VRDP Shares, with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”), and the documents included or incorporated by reference therein, at the time of the Target Fund Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Preferred Shares Proxy Statement or any other materials provided by the Target Fund in connection with the Merger, at the time of the Target Fund Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) Except for the Registration Statement, no consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, as applicable, represents and warrants as follows:

(a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(d) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, any provision of the Acquiring Trust’s Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) The Merger Sub is not in violation of, and the execution, delivery and performance of this Agreement will not result in violation of, the Merger Sub’s Certificate of Organization or LLC Agreement or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound.

(g) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Target Fund, and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Acquiring Fund for the fiscal year ended June 30, 2019, which have been audited by Deloitte & Touche LLP, and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended December 31, 2019, have been prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(i) There have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended June 30, 2019 and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended December 31, 2019 (other than changes occurring in the ordinary course of business) and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j) The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.10 per share. All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, including the determinations of the Acquiring Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund and the Merger Sub for use in any no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n) The Registration Statement, on its effective date, at the time of the Target Fund Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Registration Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Target Fund Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) The Preferred Shares Proxy Statement and the documents included or incorporated by reference therein, at the time of the Target Fund Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Preferred Shares Proxy Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, at the time of the Target Fund Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(p) Except for the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been obtained.

(q) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC.

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(s) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(t) Since the date of its organization, the Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(u) All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f), 8.5 and 8.6, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2 APPROVAL OF SHAREHOLDERS. The Target Fund will call the Target Fund Shareholder Meeting to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 PREPARATION OF REGISTRATION STATEMENT, PREFERRED SHARES PROXY STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission the Registration Statement and the Preferred Shares Proxy Statement. The Registration Statement shall include the Combined Proxy Statement/Prospectus relating to the transactions contemplated by this Agreement. The Registration Statement and the Preferred Shares Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the Combined Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the Target Fund Shareholder Meeting to consider the approval of this Agreement and the transactions contemplated herein.

5.6 TAX STATUS OF MERGER. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Fund Parties and the Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4 The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund’s liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the shares of common stock and preferred stock, voting together as a single class, and the holders of the shares of preferred stock, voting as a separate class, of the Target Fund outstanding as of the record date established for the Target Fund Shareholder Meeting in accordance with applicable law and the provisions of the Target Fund’s Charter and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties, including liquidity providers with respect to the VRDP Shares, and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 Following approval of the Merger by Target Fund Shareholders, and prior to the Closing, the Target Fund shall have redeemed all of its outstanding VRDP Shares in accordance with the Target Fund’s Charter, including the Articles Supplementary governing such VRDP Shares.

8.6 Prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). To the extent of any such dividend or dividends, the Target Fund shall establish an escrow account with a third party and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Shareholders as of the record date for such dividend or dividends. The Target Fund shall not have any rights with respect to, or interest in, the assets held in such escrow account.

8.7 The Articles of Merger and the Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the State Department of Assessments and Taxation of Maryland and the Secretary of the Commonwealth of Massachusetts, respectively.

8.8 The Target Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business as presently conducted, as described in the definitive Combined Proxy Statement/Prospectus filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b) The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c) The Acquiring Trust has the power and authority under its Declaration of Trust and the applicable laws of the Commonwealth of Massachusetts, on behalf of the Acquiring Fund, to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Trust under the laws of the Commonwealth of Massachusetts and the Acquiring Trust’s Declaration of Trust.

(d) The execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, and by the Merger Sub, of this Agreement did not, and the performance of each such Acquiring Fund Party’s obligations under the Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

(e) To our knowledge, no consent, approval, authorization or order of any Massachusetts court or Massachusetts governmental authority is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated by the Agreement, except at have been obtained.

(f) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Combined Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations. No shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Trust’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

8.9 The Target Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Trust and the Acquiring Fund.

(c) Neither the execution, delivery or performance by the Trust of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.10 The Acquiring Fund shall have received on the Closing Date an opinion of Miles & Stockbridge P.C. special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is a corporation duly incorporated and existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

(b) The Target Fund has the power to execute and deliver the Agreement and all of its obligations thereunder under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of Maryland and the Target Fund’s Charter.

(c) The Agreement has been duly executed by the Target Fund.

(d) The execution and delivery by the Target Fund of the Agreement, and the performance of the obligations under the Agreement, do not conflict with the Charter or the By-laws of the Target Fund.

(e) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

(f) To the knowledge of such counsel, the Target Fund has the power as a Maryland corporation to merge with and into the Merger Sub as contemplated by this Agreement.

8.11 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(c) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.12 The Funds shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, United States tax counsel to the Acquiring Trust, on behalf of the Acquiring Fund and the Target Fund, addressed to the Acquiring Fund and the Target Fund substantially to the effect that for U.S. federal income tax purposes:

(a) The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f) The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1 The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be borne by the Target Fund, and the Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in attending the meetings of the Boards and preparing the minutes of such Board meetings, obtaining opinions of counsel as to certain matters in connection with the Closing, the preparation of this Agreement, the Registration Statement and the Preferred Shares Proxy Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to printing and mailing the Combined Proxy Statement/Prospectus and the Preferred Shares Proxy Statement, and any other legal and auditing fees in connection with the foregoing.

9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Acquiring Trust Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Board; provided, however, that following the Target Fund Shareholder Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Acquiring Trust Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Acquiring Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Trust Board and signed by authorized officers of the Acquiring Trust acting as such. Neither the authorization by the Acquiring Trust Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust’s Declaration of Trust.

13.6 It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, ON BEHALF OF ITS SERIES, BLACKROCK NEW YORK MUNICIPAL OPPORTUNITIES FUND

By:
Name:
Title:

BLACKROCK MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

By:
Name:
Title:

NEW YORK MUNICIPAL OPPORTUNITIES FUND, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions:

Under the Acquiring Fund’s fundamental investment restrictions, the Acquiring Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.

Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

3.	Make investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.

Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”) in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

For Investment Restriction (2), the SEC’s staff interpretation, as set out in Investment Company Act Rel. No. 9785, is that investments in taxable securities issued by governments or political subdivisions of governments, including private activity bonds, will be considered members of a particular industry.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Non-Fundamental Investment Restrictions:

Under the Acquiring Fund’s non-fundamental investment restrictions, the Acquiring Fund may not:

a.

Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Target Fund

Fundamental Investment Restrictions:

Under the Target Fund’s fundamental investment restrictions, the Target Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase or sell real estate, commodities or commodity contracts except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

5.

Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases Municipal Bonds or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

6.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

Non-Fundamental Investment Restrictions:

Additional investment restrictions adopted by the Target Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Target Fund may not:

a.

Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities and provided that the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under “Other Investment Policies.”

c.

Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d.

Change its policy of investing, under normal market conditions, at least 80% of the Fund’s net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by the Fund’s Investment Adviser, of three to ten years, unless the Fund provides stockholders with at least 60 days’ prior written notice of such change.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

APPENDIX C

INTERMEDIARY-DEFINED SALES CHARGE WAIVER POLICIES

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-End Sales Charge Waivers for Investor A Shares available at Merrill Lynch

•

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

•	Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program, or effective February 1, 2019, exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from such program to a Merrill Lynch brokerage (non-advisory) account

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

•	Shares exchanged from Investor C (i.e. level-load) Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the prospectus

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the prospectus

•	Shares bought due to return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

C-1

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•

Investor A and C Shares of the Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts, that are exchanged for Institutional Shares of the Fund due to transfer to certain fee based accounts or platforms

•

Effective February 1, 2019, Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus

•

Rights of Accumulation (ROA) entitle shareholders to breakpoint discounts that will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

C-2

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial.

Effective June 1, 2018, shareholders purchasing Investor A shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within BlackRock Funds)

•

Shares exchanged from Investor C Shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares for load waived shares, that waiver will also apply to such exchanges

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor (“FA”) and/or the FA’s spouse, FA’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), FA’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

C-3

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

C-4

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

•	Shares purchased in a Raymond James investment advisory program.

•	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

•	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares bought due to return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

C-5

STATEMENT OF ADDITIONAL INFORMATION

relating to the merger of

BLACKROCK MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

with and into a wholly-owned subsidiary of

BLACKROCK NEW YORK MUNICIPAL OPPORTUNITIES FUND,

a series of BlackRock Multi-State Municipal Series Trust

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated February [●], 2020 for use in connection with the special meeting of shareholders (the “Special Meeting”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (the “Target Fund”) to be held on April 1, 2020. At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into a Massachusetts limited liability company and a wholly-owned subsidiary of the BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), an open-end management investment company and a series of BlackRock Multi-State Municipal Series Trust (the “Acquiring Trust”), with shares of the Target Fund’s common stock being converted into newly issued Investor A shares of the Acquiring Fund, as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 822-0052. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated October 28, 2019, as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended July 31, 2019 (Accession No. 0001193125-19-262521), which is incorporated herein by reference only insofar as it relates to the Target Fund. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended June 30, 2019 (Accession No. 0001193125-19-236192), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Pro forma financial statements reflecting consummation of the Merger have not been prepared because the net asset value of the Target Fund does not exceed 10% of the net asset value of the Acquiring Fund.

The date of this Statement of Additional Information is February [●], 2020.

S-1

BlackRock Multi-State Municipal Series Trust

PART C. OTHER INFORMATION

Item 15.    Indemnification.

Indemnification of Registrant’s (as defined below) principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated herein by reference as Exhibit (e)(1). Indemnification of BlackRock Advisors, LLC is provided for in Section 10 of the Investment Management Agreement incorporated herein by reference as Exhibit (d)(1). Indemnification of the Registrant’s Transfer Agent is provided for in Section 12 of the Transfer Agency and Shareholder Services Agreement incorporated herein by reference as Exhibit (h)(1). Indemnification of BlackRock Advisors, LLC is provided for in Section 5 of the Amended and Restated Shareholders’ Administrative Services Agreement incorporated herein by reference as Exhibit (h)(5). Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Sixth Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit (h)(4). Registrant intends to obtain from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. In addition, Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Article IV, Section 1 of the Registrant’s By-Laws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s By-Laws provides:

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise in any capacity at the request of the Fund) to the full extent required under the Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to other Persons providing services to the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s By-Laws provides:

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall, continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s By-Laws provides:

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

Exhibit	Description
1	Articles of Incorporation

(a)	Declaration of Trust of Merrill Lynch Multi-State Municipal Series Trust (the “Trust” or the “Registrant”), dated August 2, 1985 is incorporated by reference to an Exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 2-99473) under the Securities Act of 1933, as amended (the “Registration Statement”), filed on January 31, 1995.

(b)	Amendment to Declaration of Trust, dated September 18, 1987 is incorporated by reference to an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement, filed on January 25, 1996.

(c)	Amendment to Declaration of Trust, dated December 21, 1987 is incorporated by reference to an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement, filed on January 25, 1996.

(d)	Amendment to Declaration of Trust, dated October 3, 1988 is incorporated by reference to an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement, filed on January 31, 1995.

(e)	Amendment to Declaration of Trust, dated October 17, 1994 is incorporated by reference to an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement, filed on January 31, 1995.

(f)	Amendment to Declaration of Trust, dated February 27, 2002 is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 33-39555), filed on November 15, 2002.

(g)	Instrument establishing Merrill Lynch New York Municipal Bond Fund (the “Fund”) as a series of the Trust is incorporated by reference to an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(h)	Instrument establishing Class A and Class B shares of beneficial interest of the Fund is incorporated by reference to an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement, filed on January 31, 1995.

(i)	Establishment and Designation of Classes, dated March 18, 2003 is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 33-39555), filed on November 19, 2003.

(j)	Form of Establishment and Designation of Classes is incorporated by reference to an Exhibit to Post-Effective Amendment No. 37 to the Registration Statement, filed on September 28, 2006.

(k)	Form of Certification of Amendment to Declaration of Trust is incorporated by reference to an Exhibit to Post-Effective Amendment No. 37 to the Registration Statement, filed on September 28, 2006.

(l)	Certificate of Amendment to Establishment and Designation of Series is incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 74 to the Registration Statement, filed on February 18, 2015.

Exhibit	Description

(m)	Form of Establishment and Designation of Classes is incorporated by reference to an Exhibit to Post-Effective Amendment No. 88 to the Registration Statement, filed on January 25, 2018.

(n)	Amended and Restated Establishment and Designation of Series and Classes is incorporated by reference to an Exhibit to Post-Effective Amendment No. 98 to the Registration Statement, filed on October 23, 2019.

2	By-Laws

(a)	Amended and Restated By-Laws of the Trust is incorporated by reference to an Exhibit to Post-Effective Amendment No. 88 to the Registration Statement, filed on January 25, 2018.

3	Voting Trust Agreements

(a)	Not applicable.

4	Plan of Merger

(a)	Form of Agreement and Plan of Merger is included in Appendix A to the Proxy Statement/Prospectus.

5	Instruments Defining Rights of Security Holders

(a)	Incorporated by reference to Exhibit 1 and 2 above.

6	Investment Advisory Contracts

(a)	Form of Investment Management Agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC is incorporated by reference to an Exhibit to Post-Effective Amendment No. 37 to the Registration Statement, filed on September 28, 2006.

(b)	Form of Amendment No. 1 to Investment Management Agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 82 to the Registration Statement, filed on October 28, 2016.

7	Underwriting Contracts

(a)	Form of Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage U.S. Total Market Fund, Inc. (File No. 2-60836), filed on July 26, 2019.

8	Bonus or Profit Sharing Contracts

(a)	Not applicable.

9	Custodian Agreements

(a)	Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(g) of Post-Effective Amendment No. 943 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 28, 2019.

10	Rule 12b-1 and Rule 18f-3 Plans

(a)	Form of Unified Investor A Distribution Plan is incorporated by reference to an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A of the Registrant, filed on October 28, 2008.

(b)	Form of Unified Investor A1 Distribution Plan is incorporated by reference to an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A of the Registrant, filed on October 28, 2008.

Exhibit	Description

(c)	Form of Unified Investor C Distribution Plan is incorporated by reference to an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A of the Registrant, filed on October 28, 2008

(d)	Form of Unified Investor C1 Distribution Plan is incorporated by reference to an Exhibit to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A of the Registrant, filed on October 28, 2008.

(e)	Exhibit A to the Investor A Shares Distribution Plan, amended as of October 30, 2019, is incorporated herein by reference to Exhibit 13(d) of Post-Effective Amendment No. 314 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on October 30, 2019.

(f)	Exhibit A to the Investor C Shares Distribution Plan, amended as of April 10, 2019, is incorporated herein by reference to Exhibit 13(d) of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage U.S. Total Market Fund, Inc. (File No. 2-60836), filed on July 26, 2019.

(g)	Amended and Restated Plan pursuant to Rule 18f-3 is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on November 30, 2018.

11	Legal Opinion

(a)	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered is filed herewith.

12	Legal Opinion

(a)	Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

13	Other Material Contracts

(a)	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Funds, Inc. (File No. 2-69062), filed on April 18, 2014.

(b)	Form of Sixth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 947 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on April 29, 2019.

(c)	Form of Administration and Fund Accounting Services Agreement between the Registrant and State Street Bank and Trust Company dated December 31, 2018 is incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on February 28, 2019.

(d)	Form of Sixth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated by reference to Exhibit 13(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-235834), filed on January 7, 2020.

(e)	Form of Amended and Restated Shareholders’ Administrative Services Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No. 305 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on July 1, 2019.

Exhibit	Description

(f)	Form of Ninth Amended and Restated Expense Limitation Agreement, by and between the Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(i) of Post-Effective Amendment No. 967 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on November 22, 2019.

(g)	Form of Amended Accounting Support Services Agreement between the Registrant and BlackRock Advisors, LLC is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Natural Resources Trust (File No. 2-97095), filed on November 24, 2015.

14	Other Opinions

(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm of BlackRock Muni New York Intermediate Duration Fund, Inc. and BlackRock New York Municipal Opportunities Fund, a series of the Registrant, is filed herewith.

15	Omitted Financial Statements

(a)	Not applicable.

16	Power of Attorney

(a)	Power of Attorney, dated December 31, 2019, is incorporated by reference to Exhibit 16(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-235834), filed on January 7, 2020.

17	Additional Exhibits

(a)	Form of Proxy Card for Common Shares is filed herewith.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Merger within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on February 19, 2020.

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST (REGISTRANT) ON BEHALF OF BLACKROCK NEW YORK MUNICIPAL OPPORTUNITIES FUND

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	February 19, 2020

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	February 19, 2020

MICHAEL J. CASTELLANO* (Michael J. Castellano)	Trustee

RICHARD E. CAVANAGH* (Richard E. Cavanagh)	Trustee

CYNTHIA L. EGAN* (Cynthia L. Egan)	Trustee

FRANK J. FABOZZI* (Frank J. Fabozzi)	Trustee

R. GLENN HUBBARD* (R. Glenn Hubbard)	Trustee

W. CARL KESTER* (W. Carl Kester)	Trustee

CATHERINE A. LYNCH* (Catherine A. Lynch)	Trustee

KAREN P. ROBARDS* (Karen P. Robards)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN (Janey Ahn, Attorney-In-Fact)	February 19, 2020

EXHIBIT INDEX

Exhibit Number	Description

11(a)	— Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered

12(a)	— Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus

14(a)

—   Consent of Deloitte & Touche LLP, independent registered public accounting firm of BlackRock Muni New York Intermediate Duration Fund, Inc. and BlackRock New York Municipal Opportunities Fund, a series of the Registrant

17(a)	— Form of Proxy Card for Common Shares